Exhibit 99.2
February 25, 2010
Dominion Black Warrior Trust 1994-1
c/o U.S. Trust, Bank of America Private Wealth Management
P. O. Box 830650
Dallas, Texas 75283

Attn:	Mr. Ron E. Hooper Sr. Vice President, Trustee
Re: Estimated Reserves and Non Escalated Future
Net Revenue Remaining as of December 31, 2009
Dominion Black Warrior Trust 1994-1
Gentlemen:
At your request the firm of Ralph E. Davis Associates, Inc. of Houston, Texas has prepared an estimate of the natural gas reserves on specific leaseholds in which Dominion Black Warrior Trust 1994-1 (the Trust) has certain interests. The interests evaluated are a royalty interest ownership position applicable to specific gas properties in the Black Warrior Basin, Tuscaloosa County, Alabama. This report presents our estimate of the proved reserves anticipated to be produced from those leaseholds and remaining as of December 31, 2009.
Davis has reviewed 100% of the Trust’s proved developed properties located in the Black Warrior Basin area of Alabama. It is our opinion that these properties represent all of the Trust’s natural gas assets that may be classified as proved as per the Securities Exchange Commission directives as detailed later in this report.
The reserves associated with this review have been classified in accordance with the definitions of the Securities and Exchange Commission as found in Part 210—Form and Content of and Requirements for Financial Statements, Securities Act of 1933, Securities Exchange Act of 1934, Public Utility Holding Company Act of 1935, Investment Company Act of 1940, Investment Advisers Act of 1940, and Energy Policy and Conservation Act of 1975, under Rules of General Application § 210.4-10 Financial accounting and reporting for oil and gas producing activities pursuant to the Federal securities laws and the Energy Policy and Conservation Act of 1975. A summation of these definitions is included as a portion of this letter.
We have also estimated the future net revenue and discounted present value associated with these reserves as of December 31, 2009, utilizing a scenario of non-escalated product prices

Dominion Black Warrior Trust 1994-1	February 25, 2010
Mr. Ron E. Hooper, Trustee	Page 2
as well as non-escalated costs of operations, i.e., prices and costs were not escalated above current values as detailed later in this report. The present value is presented for your information and should not be construed as an estimate of the fair market value.
The results of our study may be summarized as follows:
Non Escalated Pricing Scenario
Estimated Reserves and Future Net Income
Net to Dominion Black Warrior Basin Trust 1994-1
As of December 31, 2009

Total Proved
Net Remaining Sales Gas Reserves:
Gas: Mcf	15,749,550

Future Revenue:
Sales Revenue	$55,145,422
Tax Credit Revenue	0
Total Revenue	$55,145,422

Production Taxes	$3,308,725
Other Deductions	0

Future Net Income	$51,836,703
Future Net Income Discounted @ 10%	$32,525,078
The Section 29 Tax Credit that was in effect in previous years is no longer applicable as of January 1, 2003.
Gas volumes are expressed in millions of standard cubic feet (MMSCF) at the official temperature and pressure bases of the areas wherein the gas reserves are located.
DATA SOURCE
Basic well and field data used in the preparation of this report were furnished by HighMount Exploration & Production LLC (HighMount), the operator, or were obtained from commercial sources. Records as they pertain to factual matters such as acreage controlled, the number and depths of wells, production history, the existence of contractual obligations to others and similar matters were accepted as presented.
RALPH E. DAVIS ASSOCIATES, INC.
Texas Registered Engineering Firm F-1529

Dominion Black Warrior Trust 1994-1	February 25, 2010
Mr. Ron E. Hooper, Trustee	Page 3
Ownership interest, operating costs and information related to contractual obligations regarding the sale of produced gas were furnished by HighMount. No physical inspection of the properties was made nor any well tests conducted.
RESERVE ESTIMATES
The estimate of reserves included in this report is based primarily upon production history, or analogy with wells in the area producing from the same or similar formations. Individual well production histories were analyzed and forecast until an anticipated economic limit. The economic limit was based upon an analysis of overall field operating costs and an appropriate daily producing rate was utilized for each individual well. The data utilized, assumptions made and methods and procedures used are considered appropriate for the estimates made and purposes for which this report was prepared.
Future production for the unit was then analyzed as it applies to the total revenue stream. Future production was forecast until the unit operations would no longer be economical, and this future point in time was then utilized as a terminus of production from the area of interest.
The reserves included in this report are estimates only and should not be construed as being exact quantities. The accuracy of the estimates is dependent upon the quality of available data and upon the independent geological and engineering interpretation of that data. The quantities presented herein are estimated reserves of natural gas that geologic and engineering data demonstrate can be recovered from known reservoirs under current economic conditions with reasonable certainty. Reserve estimates presented in this report are calculated using acceptable methods and procedures and are believed to be appropriate and reasonable; however, future reservoir performance may justify revision of these estimates.
PRODUCING RATES
For the purpose of this report, estimated reserves are scheduled for recovery primarily on the basis of actual producing rates or appropriate well test information. They were prepared giving consideration to engineering and geological data such as reservoir pressure, anticipated producing mechanisms, the number and types of completions, as well as past performance of analogous reservoirs.
These and other future rates may be subject to regulation by various agencies, changes in market demand or other factors; consequently, reserves recovered and the actual rates of recovery may vary from the estimates included herein. Scheduled dates of future well completions may vary from that provided by Highmount due to changes in market demand or the availability of materials and/or capital; however, the timing of the wells and their
RALPH E. DAVIS ASSOCIATES, INC.
Texas Registered Engineering Firm F-1529

Dominion Black Warrior Trust 1994-1	February 25, 2010
Mr. Ron E. Hooper, Trustee	Page 4
estimated rates of production are reasonable and consistent with established performance to date.
PRICING PROVISIONS
Prices utilized in the evaluation results presented in the letter portion of this report and summarized in the various tables included in this evaluation were based upon certain data furnished by the operator. Prices received for products sold, adjustments due to the BTU content of the gas, shrinkage for transportation, etc., were accepted as presented.
Natural Gas - The unit price used throughout this report for natural gas is an initial price of $3.68 per MMBTU, based upon the appropriate price in effect the first trading of each month during calendar 2009, and averaged for the year. This price is representative of the price in effect for sales based upon the Sonat T1 price on that trading day. A basis differential was applied to all sales volumes, and this differential as well as the price for gas was held constant throughout the producing life of the property. Prices for gas reserves scheduled for initial production at some future date were estimated using this same price.
FUTURE NET INCOME
Future net income is based upon gross income from future production, less appropriate taxes (production, severance, ad valorem or other). Operating costs and any estimated future capital requirements were not considered in the estimation of net income due to the Trust’s royalty ownership position. No allowance was made for depletion, depreciation, income taxes or administrative expense.
Future net income has been discounted for present worth at values ranging from 0 to 100 percent using monthly discounting. In this report the future net income is discounted at a primary rate of ten (10.0) percent.
GENERAL
HighMount Exploration & Production LLC as operator has provided access to all of its accounts, records, geological and engineering data, reports and other information as required for this investigation. The ownership interests, product classifications relating to prices and other factual data were accepted as furnished without verification.
No consideration was given in this report to either gas contract disputes including take or pay demands or gas sales imbalances.
No consideration was given in this report to potential environmental liabilities which may exist, nor were any costs included for potential liability to restore and clean up damages, if any, caused by past operating practices.
RALPH E. DAVIS ASSOCIATES, INC.
Texas Registered Engineering Firm F-1529

Dominion Black Warrior Trust 1994-1	February 25, 2010
Mr. Ron E. Hooper, Trustee	Page 5
The estimates of reserves and the forecasted rates of production may be subject to regulation by various agencies, changes in market demand or other factors; consequently, the volumes of reserves recovered and the actual rates of recovery may vary from the estimates included herein.
If investments or business decisions are to be made in reliance on these estimates by anyone other than our client, such person with the approval of our client is invited to arrange a visit so that he can evaluate the assumptions made and the completeness and extent of the data available on which the estimates are made.
Neither Ralph E. Davis Associates, Inc. nor its employees has any interest in the subject properties and neither the employment to make this study nor our compensation is contingent on our estimates of reserves and future income for the subject properties.
This report has been prepared for the exclusive use of Dominion Black Warrior Basin Trust 1994-1 and shall not be reproduced, distributed or made available to any other company without the written consent of Ralph E. Davis Associates, Inc. Such consent will not be unreasonably withheld if the report is utilized in its entirety.
Very truly yours,
RALPH E. DAVIS ASSOCIATES, INC.

Allen C. Barron, P.E.
President
RALPH E. DAVIS ASSOCIATES, INC.
Texas Registered Engineering Firm F-1529

SECURITIES AND EXCHANGE COMMISSION
DEFINITIONS OF RESERVES
The following information is taken from the United States Securities and Exchange Commission:
PART 210—FORM AND CONTENT OF AND REQUIREMENTS FOR FINANCIAL STATEMENTS, SECURITIES ACT OF 1933, SECURITIES EXCHANGE ACT OF 1934, PUBLIC UTILITY HOLDING COMPANY ACT OF 1935, INVESTMENT COMPANY ACT OF 1940, INVESTMENT ADVISERS ACT OF 1940, AND ENERGY POLICY AND CONSERVATION ACT OF 1975
Rules of General Application
§ 210.4-10 Financial accounting and reporting for oil and gas producing activities pursuant to the Federal securities laws and the Energy Policy and Conservation Act of 1975.
Reserves
Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.
Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).
Proved Oil and Gas Reserves
Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.
(i)	The area of the reservoir considered as proved includes:
     (A) The area identified by drilling and limited by fluid contacts, if any, and
     (B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.
(ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.
(iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.
(iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:
     (A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

Securities and Exchange Commission	Page 2
§210.4-10 Definitions (of Reserves)
Modified, Effective 2009 for Filings of 12/31/2009 and Thereafter
     (B) The project has been approved for development by all necessary parties and entities, including governmental entities.
(v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.
Reasonable certainty. If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.
Reliable technology. Reliable technology is a grouping of one or more technologies (including computational methods) that has been field tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation.
Probable Reserves
Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.
     (i) When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.
     (ii) Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.
     (iii) Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.
Possible Reserves
Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.
     (i) When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.
     (ii) Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.
     (iii) Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.
     (iv) The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.
     (v) Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than

Securities and Exchange Commission	Page 3
§210.4-10 Definitions (of Reserves)
Modified, Effective 2009 for Filings of 12/31/2009 and Thereafter
formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.
     (vi) Pursuant to paragraph (a)(22)(iii) of this section, where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.
Developed Oil and Gas Reserves
Developed oil and gas reserves are reserves of any category that can be expected to be recovered:
     (i) Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and
     (ii) Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.
Undeveloped Oil and Gas Reserves
Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.
     (i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.
     (ii) Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.
     (iii) Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.
Additional Definitions:
Deterministic Estimate
The method of estimating reserves or resources is called deterministic when a single value for each parameter (from the geoscience, engineering, or economic data) in the reserves calculation is used in the reserves estimation procedure.
Probabilistic Estimate
The method of estimation of reserves or resources is called probabilistic when the full range of values that could reasonably occur for each unknown parameter (from the geoscience and engineering data) is used to generate a full range of possible outcomes and their associated probabilities of occurrence.
Reasonable Certainty
If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

DOMINION BLACK WARRIOR TRUST 1994-1
UNESCALATED ANALYSIS
TOTAL ROYALTY INTERESTS
TOTAL PROVED RESERVES
RESERVES AND ECONOMICS
EFFECTIVE DATE: 12/31/2009

		-----GROSS PRODUCTION-----			-----NET PRODUCTION-----		-----PRICES-----		-----OPERATIONS, M$-----
---END---	NO. OF	OIL	WELL HEAD	SALES	OIL	SALES	OIL	GAS	OIL	GAS	TAX	TOTAL
MO-YEAR	WELLS	MBBL	GAS, MMCF	GAS, MMCF	MBBL	GAS, MMCF	$/B	$/M	REVENUE	REVENUE	CREDITS	REVENUE
12-2010	475.2	0.000	4783.229	4200.153	0.000	2237.007	0.00	3.696	0.000	8266.930	0.000	7804.644
12-2011	455.7	0.000	4185.707	3675.471	0.000	1959.696	0.00	3.696	0.000	7242.794	0.000	6838.100
12-2012	434.5	0.000	3663.226	3216.678	0.000	1716.467	0.00	3.696	0.000	6344.448	0.000	5990.840
12-2013	410.6	0.000	3196.429	2806.784	0.000	1499.335	0.00	3.697	0.000	5542.487	0.000	5235.877
12-2014	380.8	0.000	2767.399	2430.053	0.000	1298.986	0.00	3.697	0.000	4802.597	0.000	4540.284

12-2015	340.2	0.000	2352.969	2066.143	0.000	1106.317	0.00	3.698	0.000	4091.231	0.000	3870.193
12-2016	297.5	0.000	1981.380	1739.850	0.000	933.040	0.00	3.699	0.000	3451.483	0.000	3267.811
12-2017	257.3	0.000	1660.303	1457.913	0.000	783.737	0.00	3.700	0.000	2900.176	0.000	2746.627
12-2018	223.2	0.000	1395.048	1224.991	0.000	659.802	0.00	3.702	0.000	2442.414	0.000	2314.472
12-2019	190.0	0.000	1161.442	1019.862	0.000	550.237	0.00	3.703	0.000	2037.715	0.000	1932.936

12-2020	164.2	0.000	975.389	856.490	0.000	462.997	0.00	3.705	0.000	1715.324	0.000	1629.743
12-2021	142.7	0.000	824.598	724.080	0.000	391.997	0.00	3.706	0.000	1452.842	0.000	1380.790
12-2022	120.0	0.000	686.596	602.900	0.000	326.838	0.00	3.708	0.000	1211.980	0.000	1151.497
12-2023	100.2	0.000	570.539	500.990	0.000	271.808	0.00	3.710	0.000	1008.503	0.000	958.305
12-2024	81.1	0.000	465.555	408.804	0.000	222.436	0.00	3.713	0.000	825.952	0.000	785.206

S TOT	1.8	0.000	30669.811	26931.162	0.000	14420.699	0.00	3.699	0.000	53336.879	0.000	50447.320

AFTER	1.8	0.000	2759.472	2423.093	0.000	1328.851	0.00	3.705	0.000	4923.945	0.000	4698.100

TOTAL	1.8	0.000	33429.281	29354.254	0.000	15749.550	0.00	3.699	0.000	58260.824	0.000	55145.422

	-------OPERATIONS, M$-------				-------CAPITAL COSTS, M$-------					10.0%
---END---	PRODUCTION	AD VALOREM	NET OPER	OPERATION	TANGIBLE	INTANG.	TOTAL	TOTAL	CASH FLOW	DISCOUNTED
---MO-YEAR---	TAXES	EXPENSES	EXPENSES	CASH FLOW	INV.	INV.	BORROW INV	EQUITY INV	BTAX, M$	BTAX, M$
12-2010	468.278	0.000	0.000	7336.363	0.000	0.000	0.000	0.000	7336.363	7004.635
12-2011	410.286	0.000	0.000	6427.813	0.000	0.000	0.000	0.000	6427.813	5579.540
12-2012	359.451	0.000	0.000	5631.393	0.000	0.000	0.000	0.000	5631.393	4443.766
12-2013	314.153	0.000	0.000	4921.726	0.000	0.000	0.000	0.000	4921.726	3530.913
12-2014	272.417	0.000	0.000	4267.867	0.000	0.000	0.000	0.000	4267.867	2783.788

12-2015	232.212	0.000	0.000	3637.982	0.000	0.000	0.000	0.000	3637.982	2157.324
12-2016	196.069	0.000	0.000	3071.743	0.000	0.000	0.000	0.000	3071.743	1656.138
12-2017	164.798	0.000	0.000	2581.829	0.000	0.000	0.000	0.000	2581.829	1265.527
12-2018	138.868	0.000	0.000	2175.603	0.000	0.000	0.000	0.000	2175.603	969.361
12-2019	115.976	0.000	0.000	1816.959	0.000	0.000	0.000	0.000	1816.959	735.936

12-2020	97.785	0.000	0.000	1531.959	0.000	0.000	0.000	0.000	1531.959	564.041
12-2021	82.847	0.000	0.000	1297.942	0.000	0.000	0.000	0.000	1297.942	434.524
12-2022	69.090	0.000	0.000	1082.407	0.000	0.000	0.000	0.000	1082.407	329.443
12-2023	57.498	0.000	0.000	900.806	0.000	0.000	0.000	0.000	900.806	249.197
12-2024	47.112	0.000	0.000	738.094	0.000	0.000	0.000	0.000	738.094	185.755

S TOT	3026.839	0.000	0.000	47420.492	0.000	0.000	0.000	0.000	47420.492	31889.889

AFTER	281.886	0.000	0.000	4416.213	0.000	0.000	0.000	0.000	4416.213	635.191

TOTAL	3308.725	0.000	0.000	51836.703	0.000	0.000	0.000	0.000	51836.703	32525.078

	OIL	GAS			P.W. %	P.W., M$
GROSS WELLS	0.0	532.0	LIFE, YRS.	42.42	5.00	39776.484
GROSS ULT., MB & MMF	0.000	193055.812	DISCOUNT %	10.00	10.00	32525.070
GROSS CUM., MB & MMF	0.000	159626.531	UNDISCOUNTED PAYOUT, YRS.	0.00	15.00	27669.428
GROSS RES., MB & MMF	0.000	33429.281	DISCOUNTED PAYOUT, YRS.	0.00	18.00	25454.299
NET RES., MB & MMF	0.000	15749.551	UNDISCOUNTED NET/INVEST.	0.00	20.00	24185.990
NET REVENUE, M$	0.000	58260.824	DISCOUNTED NET/INVEST.	0.00	25.00	21564.266
INITIAL PRICE, $	0.000	3.693	RATE-OF-RETURN, PCT.	100.00	40.00	16537.217
INITIAL N.I., PCT.	0.000	53.335	INITIAL W.I., PCT.	0.000	60.00	12942.846
					80.00	10849.019
					100.00	9473.192
RALPH E. DAVIS ASSOCIATES, INC.
TEXAS REGISTERED FIRM F-1529

BLACK WARRIOR TRUST 1994-1	RESERVES and REVENUES
TOTAL ROYALTY INTERESTS	AS OF DECEMBER 31, 2009
TOTAL PROVED RESERVES

				Gross Volumes			Net Volumes		Product	Production	Operating	Future Net Income
	Life	Working	Revenue	Oil	Wellhead Gas	Sales Gas	Oil	Sales Gas	Sales	Taxes	Expense	Undiscounted	Disc. @ 10%
Well Name & Number	Years	Interest	Interest	Bbls	Mcf	Mcf	Bbls	Mcf	$	$	$	$	$

ALABAMA BASIC 23-10- 4	28.3	0.00000%	56.87502%	0	285,353	250,568	0	142,511	476,671	28,600	0	448,070	216,384
ALABAMA BASIC 23-14- 5	7.0	0.00000%	56.87502%	0	42,110	36,977	0	21,031	70,344	4,221	0	66,123	51,165
ALABAMA BASIC 23-16- 6	5.5	0.00000%	56.87502%	0	30,203	26,521	0	15,084	50,453	3,027	0	47,425	38,402
ALABAMA BASIC 26- 1- 7	6.2	0.00000%	56.87502%	0	37,025	32,511	0	18,491	61,848	3,711	0	58,137	46,292
ALABAMA BASIC 27-16- 8	11.6	0.00000%	57.20324%	0	95,991	84,290	0	48,216	161,274	9,676	0	151,598	105,144
ALABAMA BASIC 34- 3-14	21.9	0.00000%	56.79375%	0	80,757	70,913	0	40,274	450,667	27,040	0	423,627	246,911
ALABAMA BASIC 36- 2- 2	4.6	0.00000%	58.18800%	0	21,479	18,860	0	10,974	36,707	2,202	0	34,505	28,687
ALABAMA BASIC 36- 4- 1	6.6	0.00000%	58.18800%	0	33,730	29,618	0	17,234	57,645	3,459	0	54,186	42,083
ALABAMA BASIC 36- 5- 9	6.3	0.00000%	56.26400%	0	32,554	28,586	0	16,084	53,797	3,228	0	50,569	39,651
ALABAMA BASIC 36- 9- 3	10.2	0.00000%	58.18800%	0	58,829	51,657	0	30,058	100,539	6,032	0	94,507	65,752
ALABAMA BASIC 36-13-10	13.1	0.00000%	58.18800%	0	73,384	64,439	0	37,496	137,983	8,279	0	129,704	83,424
ALABAMA BASIC 36-14-11	5.3	0.00000%	58.18800%	0	22,779	20,002	0	11,639	42,831	2,570	0	40,261	32,563
ALABAMA BASIC 36-16-12	16.3	0.00000%	58.18800%	0	100,090	87,889	0	51,141	188,198	11,292	0	176,906	105,436
ALCUS 12- 4- 1	4.1	0.00000%	54.84375%	0	14,500	12,732	0	6,983	25,697	1,542	0	24,155	20,205
ALCUS 12- 5- 2	0.0	0.00000%	54.19375%	0	0	0	0	0	0	0	0	0	0
BAUGHMAN 18- 3- 2	8.4	0.00000%	56.87500%	0	62,655	55,017	0	31,291	104,662	6,280	0	98,383	74,046
BAUGHMAN 18- 6- 3	16.3	0.00000%	56.87500%	0	133,236	116,994	0	66,540	244,869	14,692	0	230,177	142,606
BAUGHMAN 18- 7- 4	13.2	0.00000%	56.87500%	0	84,501	74,200	0	42,201	155,301	9,318	0	145,983	95,079
BEAN 14-15- 1	4.8	0.00000%	55.76460%	0	23,140	20,320	0	11,331	37,900	2,274	0	35,626	29,408
BIGHAM 4-13- 1	4.3	0.00000%	56.87500%	0	26,034	22,860	0	13,002	47,847	2,871	0	44,976	38,453
CANTLEY 17- 7- 2	1.3	0.00000%	56.87500%	0	4,309	3,784	0	2,152	7,919	475	0	7,444	7,039
CARNLEY 18- 5- 3	8.1	0.00000%	61.70529%	0	47,918	42,077	0	25,964	86,844	5,211	0	81,633	61,357
CARNLEY 18-12- 4	14.3	0.00000%	61.70528%	0	140,538	123,406	0	76,148	254,700	15,282	0	239,418	159,331
CARNLEY 18-14- 5	8.8	0.00000%	61.70528%	0	93,800	82,366	0	50,824	169,996	10,200	0	159,796	123,470
CASSIDY 19- 1-72	5.9	0.00000%	48.75000%	0	31,005	27,225	0	13,272	48,842	2,931	0	45,911	36,329
CASSIDY 19- 2-73	4.5	0.00000%	48.75000%	0	22,919	20,125	0	9,811	32,816	1,969	0	30,847	25,508
CASSIDY 19- 3-74	8.1	0.00000%	48.75000%	0	45,166	39,661	0	19,335	71,151	4,269	0	66,882	49,213
CASSIDY 19- 6-96	5.6	0.00000%	48.75000%	0	32,428	28,475	0	13,882	46,432	2,786	0	43,646	34,911
CASSIDY 19- 7-75	5.2	0.00000%	48.75000%	0	27,561	24,202	0	11,798	39,463	2,368	0	37,095	29,971
CASSIDY 19- 9-76	9.1	0.00000%	48.75000%	0	57,184	50,213	0	24,479	90,082	5,405	0	84,677	61,009
CASSIDY 19-10-77	6.3	0.00000%	48.75000%	0	31,020	27,239	0	13,279	48,867	2,932	0	45,935	35,585
CASSIDY 19-11-97	4.4	0.00000%	48.75000%	0	21,393	18,785	0	9,158	30,631	1,838	0	28,793	23,818
CASSIDY 19-13-78	13.9	0.00000%	52.81250%	0	88,708	77,895	0	41,138	137,599	8,256	0	129,343	79,728
CASSIDY 19-15-79	9.0	0.00000%	48.75000%	0	46,227	40,592	0	19,789	72,822	4,369	0	68,452	48,286
CASSIDY 19-16-80	4.0	0.00000%	48.75000%	0	22,388	19,659	0	9,584	32,055	1,923	0	30,132	25,568
CASSIDY 20- 3-81	8.5	0.00000%	48.75000%	0	50,214	44,093	0	21,495	71,898	4,314	0	67,584	48,625
CASSIDY 20- 5-82	3.3	0.00000%	48.75000%	0	16,516	14,503	0	7,070	23,649	1,419	0	22,230	19,345
CASSIDY 20- 6-83	4.7	0.00000%	48.75000%	0	23,082	20,269	0	9,881	33,050	1,983	0	31,067	25,477
CASSIDY 20- 7-84	7.8	0.00000%	48.75000%	0	41,303	36,268	0	17,681	65,065	3,904	0	61,161	45,301
CASSIDY 20- 8-85	13.8	0.00000%	48.75000%	0	98,409	86,413	0	42,126	155,025	9,301	0	145,723	92,357
CASSIDY 20-10-86	4.4	0.00000%	48.75000%	0	24,929	21,890	0	10,671	35,694	2,142	0	33,552	28,021
CASSIDY 20-12-87	6.2	0.00000%	48.75000%	0	36,565	32,107	0	15,652	52,354	3,141	0	49,213	38,577
CASSIDY 20-14-88	2.6	0.00000%	48.75000%	0	11,900	10,450	0	5,094	17,039	1,022	0	16,017	14,282
CASSIDY 20-16-89	0.0	0.00000%	48.75000%	0	0	0	0	0	0	0	0	0	0
CASSIDY 21- 2-102	7.2	0.00000%	48.75000%	0	40,003	35,126	0	17,124	63,017	3,781	0	59,236	45,003
CASSIDY 21- 3-116	12.9	0.00000%	48.75000%	0	113,713	99,851	0	48,678	162,817	9,769	0	153,048	100,562
CASSIDY 21- 4-117	14.3	0.00000%	48.75000%	0	79,178	69,527	0	33,894	124,731	7,484	0	117,247	69,978
CASSIDY 21- 6-103	10.3	0.00000%	48.75000%	0	72,949	64,056	0	31,227	104,450	6,267	0	98,183	68,080
CASSIDY 21- 8-104	1.1	0.00000%	48.75000%	0	4,113	3,612	0	1,761	6,480	389	0	6,091	5,794
CASSIDY 21-10-105	9.0	0.00000%	48.75000%	0	58,238	51,139	0	24,930	83,386	5,003	0	78,383	56,019

RALPH E. DAVIS ASSOCIATES, INC. TEXAS REGISTERED FIRM F-1529	Page 1 of 11

BLACK WARRIOR TRUST 1994-1	RESERVES and REVENUES
TOTAL ROYALTY INTERESTS	AS OF DECEMBER 31, 2009
TOTAL PROVED RESERVES

				Gross Volumes			Net Volumes		Product	Production	Operating	Future Net Income
	Life	Working	Revenue	Oil	Wellhead Gas	Sales Gas	Oil	Sales Gas	Sales	Taxes	Expense	Undiscounted	Disc. @ 10%
Well Name & Number	Years	Interest	Interest	Bbls	Mcf	Mcf	Bbls	Mcf	$	$	$	$	$

CASSIDY 21-11-106	31.8	0.00000%	48.75000%	0	240,898	211,533	0	103,122	379,490	22,769	0	356,721	147,601
CASSIDY 21-14-118	8.2	0.00000%	48.75000%	0	49,938	43,851	0	21,377	78,669	4,720	0	73,949	54,722
CASSIDY 22- 1-107	14.3	0.00000%	48.75000%	0	81,819	71,845	0	35,024	128,890	7,733	0	121,156	72,701
CASSIDY 22- 3-108	3.2	0.00000%	48.75000%	0	14,632	12,848	0	6,264	20,950	1,257	0	19,693	17,125
CASSIDY 22- 6-110	0.0	0.00000%	48.75000%	0	0	0	0	0	0	0	0	0	0
CASSIDY 22- 7-111	0.0	0.00000%	48.90418%	0	0	0	0	0	0	0	0	0	0
CASSIDY 22-13-112	5.5	0.00000%	48.75000%	0	23,178	20,353	0	9,922	36,513	2,191	0	34,322	27,124
CASSIDY 22-14-113	9.4	0.00000%	48.75000%	0	45,799	40,216	0	19,606	72,148	4,329	0	67,819	46,819
CASSIDY 25- 3-11	1.3	0.00000%	48.75000%	0	5,172	4,541	0	2,214	8,147	489	0	7,659	7,242
CASSIDY 25- 4-66	3.3	0.00000%	48.75000%	0	16,113	14,149	0	6,897	23,071	1,384	0	21,686	18,858
CASSIDY 25- 5-67	3.3	0.00000%	48.75000%	0	16,888	14,829	0	7,229	24,180	1,451	0	22,729	19,811
CASSIDY 25- 6-13	3.3	0.00000%	48.75000%	0	15,621	13,717	0	6,687	22,367	1,342	0	21,025	18,254
CASSIDY 25-10- 1	1.0	0.00000%	48.75000%	0	4,314	3,788	0	1,847	6,177	371	0	5,806	5,545
CASSIDY 25-12-14	1.3	0.00000%	48.75000%	0	5,998	5,267	0	2,568	8,588	515	0	8,073	7,599
CASSIDY 25-14-21	5.5	0.00000%	48.75000%	0	30,137	26,463	0	12,901	47,475	2,849	0	44,627	35,979
CASSIDY 25-15-20	0.0	0.00000%	48.75000%	0	0	0	0	0	0	0	0	0	0
CASSIDY 25-16- 1	2.7	0.00000%	48.75000%	0	12,057	10,588	0	5,161	17,264	1,036	0	16,228	14,409
CASSIDY 26- 8-122	5.5	0.00000%	48.75000%	0	29,684	26,065	0	12,707	42,502	2,550	0	39,952	31,876
CASSIDY 26-10-123	2.3	0.00000%	48.75000%	0	10,631	9,336	0	4,551	15,222	913	0	14,309	12,957
CASSIDY 28- 1-114	17.8	0.00000%	48.75000%	0	110,211	96,777	0	47,179	173,617	10,417	0	163,200	89,620
CASSIDY 28- 7-115	34.1	0.00000%	48.75000%	0	240,967	211,593	0	103,152	379,599	22,776	0	356,823	137,955
CASSIDY 28- 8-131	31.5	0.00000%	47.93020%	0	345,550	303,427	0	145,433	486,446	29,187	0	457,259	202,959
CASSIDY 29- 1-95	3.2	0.00000%	48.75000%	0	32,277	28,342	0	13,817	50,846	3,051	0	47,795	43,351
CASSIDY 29- 2-98	4.7	0.00000%	48.75000%	0	22,215	19,507	0	9,510	34,995	2,100	0	32,895	27,129
CASSIDY 29- 3-90	6.2	0.00000%	48.75000%	0	29,005	25,470	0	12,416	45,693	2,742	0	42,951	33,363
CASSIDY 29- 4-91	1.9	0.00000%	48.75000%	0	8,925	7,837	0	3,820	12,778	767	0	12,012	11,030
CASSIDY 29- 5-92	6.4	0.00000%	48.75000%	0	32,440	28,486	0	13,887	51,103	3,066	0	48,037	37,193
CASSIDY 29- 6-93	9.8	0.00000%	48.75000%	0	52,734	46,305	0	22,574	83,072	4,984	0	78,088	54,013
CASSIDY 29- 9-94	8.8	0.00000%	48.75000%	0	67,193	59,002	0	28,763	96,208	5,772	0	90,436	66,138
CASSIDY 29-10-99	7.3	0.00000%	48.75000%	0	45,401	39,867	0	19,435	71,521	4,291	0	67,230	51,291
CASSIDY 30- 2-119	13.6	0.00000%	48.75000%	0	137,401	120,652	0	58,818	196,734	11,804	0	184,930	121,508
CASSIDY 30- 4-120	12.1	0.00000%	52.81250%	0	80,779	70,932	0	37,461	125,300	7,518	0	117,782	77,428
CASSIDY 30- 8-121	22.1	0.00000%	46.51560%	0	166,430	146,143	0	67,979	250,163	15,010	0	235,153	118,994
CASSIDY 30-12-15	5.0	0.00000%	46.51559%	0	29,384	25,802	0	12,002	44,167	2,650	0	41,517	34,147
CASSIDY 30-13- 1	0.8	0.00000%	48.75000%	0	3,493	3,067	0	1,495	5,002	300	0	4,702	4,523
CASSIDY 30-14- 1	2.4	0.00000%	48.75000%	0	11,120	9,764	0	4,760	17,517	1,051	0	16,466	14,854
CASSIDY 30-15-12	4.6	0.00000%	48.75000%	0	21,218	18,632	0	9,083	33,426	2,006	0	31,420	25,950
CASSIDY 31- 1-17	0.1	0.00000%	48.75000%	0	295	259	0	126	465	28	0	437	436
CASSIDY 31- 2-10	8.2	0.00000%	48.75000%	0	45,546	39,994	0	19,497	71,749	4,305	0	67,444	49,471
CASSIDY 31- 3-16	5.8	0.00000%	48.75000%	0	25,410	22,312	0	10,877	40,029	2,402	0	37,627	29,422
CASSIDY 31- 4- 1	2.4	0.00000%	48.75000%	0	9,601	8,431	0	4,110	15,124	907	0	14,217	12,760
CASSIDY 31- 5- 1A	6.6	0.00000%	48.75000%	0	40,205	35,304	0	17,211	63,335	3,800	0	59,535	46,540
CASSIDY 31- 6-18	5.1	0.00000%	48.75000%	0	28,661	25,168	0	12,269	41,038	2,462	0	38,576	31,378
CASSIDY 31- 8-70	3.0	0.00000%	48.75000%	0	13,828	12,142	0	5,919	19,799	1,188	0	18,611	16,299
CASSIDY 31-10-124	6.7	0.00000%	48.75000%	0	39,642	34,809	0	16,970	56,760	3,406	0	53,354	41,058
CASSIDY 31-12-125	7.3	0.00000%	48.75000%	0	38,277	33,611	0	16,385	60,298	3,618	0	56,680	42,551
CASSIDY 31-14-65	3.3	0.00000%	48.75000%	0	16,295	14,309	0	6,976	23,332	1,400	0	21,932	19,074
CASSIDY 31-16-69	2.3	0.00000%	48.75000%	0	10,578	9,288	0	4,528	15,146	909	0	14,237	12,887
CASSIDY 32- 1-101	6.8	0.00000%	48.75000%	0	49,677	43,622	0	21,265	71,129	4,268	0	66,861	52,052
CASSIDY 32- 2-41	5.4	0.00000%	48.75000%	0	29,739	26,114	0	12,731	46,849	2,811	0	44,038	35,617

RALPH E. DAVIS ASSOCIATES, INC. TEXAS REGISTERED FIRM F-1529	Page 2 of 11

BLACK WARRIOR TRUST 1994-1	RESERVES and REVENUES
TOTAL ROYALTY INTERESTS	AS OF DECEMBER 31, 2009
TOTAL PROVED RESERVES

				Gross Volumes			Net Volumes		Product	Production	Operating	Future Net Income
	Life	Working	Revenue	Oil	Wellhead Gas	Sales Gas	Oil	Sales Gas	Sales	Taxes	Expense	Undiscounted	Disc. @ 10%
Well Name & Number	Years	Interest	Interest	Bbls	Mcf	Mcf	Bbls	Mcf	$	$	$	$	$

CASSIDY 32- 4-33	0.0	0.00000%	48.75000%	0	0	0	0	0	0	0	0	0	0
CASSIDY 32- 6-40	0.3	0.00000%	48.75000%	0	1,008	886	0	432	1,444	87	0	1,357	1,341
CASSIDY 32- 7-39	4.3	0.00000%	48.75000%	0	26,256	23,055	0	11,239	37,594	2,256	0	35,338	29,856
CASSIDY 32- 8-34	18.2	0.00000%	48.75000%	0	217,992	191,419	0	93,317	312,127	18,728	0	293,399	175,977
CASSIDY 32- 9-37	15.5	0.00000%	48.75000%	0	197,113	173,085	0	84,379	310,514	18,631	0	291,884	191,131
CASSIDY 32-10-45	5.5	0.00000%	48.75000%	0	34,015	29,869	0	14,561	48,704	2,922	0	45,782	36,910
CASSIDY 32-11-35	0.0	0.00000%	48.75000%	0	0	0	0	0	0	0	0	0	0
CASSIDY 32-12-62	0.1	0.00000%	48.75000%	0	293	257	0	126	462	28	0	434	432
CASSIDY 32-13-46	2.8	0.00000%	48.75000%	0	13,358	11,730	0	5,718	19,126	1,148	0	17,979	15,948
CASSIDY 32-14-36	6.8	0.00000%	48.75000%	0	35,536	31,204	0	15,212	55,979	3,359	0	52,621	40,379
CASSIDY 32-15-38	7.4	0.00000%	48.75000%	0	51,319	45,064	0	21,968	73,480	4,409	0	69,071	52,494
CASSIDY 36- 1-19	1.3	0.00000%	48.75000%	0	4,936	4,335	0	2,113	7,776	467	0	7,310	6,908
CASSIDY 36- 2- 1	3.3	0.00000%	48.75000%	0	14,767	12,967	0	6,322	21,144	1,269	0	19,876	17,127
CASSIDY 36- 3-23	1.9	0.00000%	48.75000%	0	13,974	12,271	0	5,982	22,014	1,321	0	20,693	19,285
CASSIDY 36- 4-22	7.8	0.00000%	48.75000%	0	49,675	43,619	0	21,264	78,253	4,695	0	73,558	55,498
CASSIDY 36- 5-24	7.9	0.00000%	48.75000%	0	43,138	37,879	0	18,466	67,955	4,077	0	63,878	47,162
CASSIDY 36- 7-25	2.1	0.00000%	48.75000%	0	8,002	7,027	0	3,426	12,606	756	0	11,850	10,779
CASSIDY 36- 8- 4	4.0	0.00000%	48.75000%	0	18,868	16,568	0	8,077	27,016	1,621	0	25,395	21,341
CASSIDY 36- 9-71	6.8	0.00000%	48.75000%	0	30,642	26,907	0	13,117	48,271	2,896	0	45,375	34,353
CASSIDY 36-10-28	0.8	0.00000%	48.75000%	0	3,072	2,697	0	1,315	4,839	290	0	4,548	4,375
CASSIDY 36-11-27	4.9	0.00000%	48.75000%	0	21,933	19,260	0	9,389	34,552	2,073	0	32,479	26,401
CASSIDY 36-12-26	0.9	0.00000%	48.75000%	0	3,466	3,044	0	1,484	5,460	328	0	5,132	4,920
CASSIDY 36-13-29	2.6	0.00000%	48.75000%	0	13,458	11,818	0	5,761	19,270	1,156	0	18,114	16,227
CASSIDY 36-14-30	0.0	0.00000%	48.75000%	0	0	0	0	0	0	0	0	0	0
CASSIDY 36-15-31	4.1	0.00000%	48.75000%	0	19,364	17,004	0	8,289	30,505	1,830	0	28,675	24,194
CASSIDY 36-16- 3	11.0	0.00000%	47.91200%	0	66,202	58,132	0	27,852	102,496	6,150	0	96,346	64,588
CASSIDY 5- 2-126	9.3	0.00000%	48.75000%	0	65,014	57,089	0	27,831	102,418	6,145	0	96,273	69,741
CASSIDY 5- 4-49	5.5	0.00000%	48.75000%	0	32,855	28,850	0	14,064	47,042	2,823	0	44,219	35,557
CASSIDY 5- 5-50	5.5	0.00000%	48.75000%	0	34,015	29,869	0	14,561	48,704	2,922	0	45,782	36,910
CASSIDY 5- 6-61	9.5	0.00000%	48.75000%	0	78,102	68,581	0	33,433	111,828	6,710	0	105,118	75,885
CASSIDY 5-11-56	7.3	0.00000%	48.75000%	0	43,638	38,318	0	18,680	62,481	3,749	0	58,733	44,298
CASSIDY 5-13-48	1.4	0.00000%	48.75000%	0	6,339	5,567	0	2,714	9,077	545	0	8,532	8,003
CASSIDY 5-14-57	1.2	0.00000%	48.75000%	0	4,738	4,160	0	2,028	6,784	407	0	6,377	6,038
CASSIDY 6- 2-64	7.0	0.00000%	48.75000%	0	41,465	36,411	0	17,750	59,371	3,562	0	55,808	42,413
CASSIDY 6- 3-44	6.2	0.00000%	48.75000%	0	33,630	29,531	0	14,396	52,978	3,179	0	49,799	39,148
CASSIDY 6- 4-42	0.4	0.00000%	48.75000%	0	1,708	1,500	0	731	2,445	147	0	2,299	2,254
CASSIDY 6- 5-43	0.0	0.00000%	48.75000%	0	0	0	0	0	0	0	0	0	0
CASSIDY 6- 6-53	9.2	0.00000%	48.75000%	0	55,303	48,561	0	23,674	79,184	4,751	0	74,433	52,442
CASSIDY 6- 7-129	1.7	0.00000%	48.75000%	0	7,567	6,644	0	3,239	10,834	650	0	10,184	9,450
CASSIDY 6- 9-47	4.2	0.00000%	48.75000%	0	22,633	19,874	0	9,689	32,407	1,944	0	30,462	25,635
CASSIDY 6-10-52	3.2	0.00000%	48.75000%	0	16,737	14,697	0	7,165	23,964	1,438	0	22,527	19,718
CASSIDY 6-11-54	0.0	0.00000%	48.75000%	0	0	0	0	0	0	0	0	0	0
CASSIDY 6-13-51	1.3	0.00000%	48.75000%	0	5,253	4,613	0	2,249	8,276	497	0	7,779	7,323
CASSIDY 6-14-55	5.6	0.00000%	48.75000%	0	32,323	28,383	0	13,837	46,281	2,777	0	43,504	34,796
CASSIDY 6-16-68	7.6	0.00000%	48.75000%	0	33,127	29,089	0	14,181	52,185	3,131	0	49,054	35,803
CASSIDY 8- 4-63	1.1	0.00000%	48.75000%	0	4,583	4,024	0	1,962	6,561	394	0	6,168	5,866
CASSIDY 8- 5-60	8.0	0.00000%	48.75000%	0	44,677	39,231	0	19,125	63,970	3,838	0	60,132	43,777
CASSIDY 8-12-58	5.9	0.00000%	48.75000%	0	27,385	24,046	0	11,723	39,210	2,353	0	36,857	28,571
CASSIDY 8-13-59	8.1	0.00000%	48.75000%	0	41,830	36,731	0	17,906	65,895	3,954	0	61,942	45,193
CHEVRON 23-16-18	6.0	0.00000%	56.87500%	0	33,451	29,373	0	16,706	55,879	3,353	0	52,526	41,840

RALPH E. DAVIS ASSOCIATES, INC. TEXAS REGISTERED FIRM F-1529	Page 3 of 11

BLACK WARRIOR TRUST 1994-1	RESERVES and REVENUES
TOTAL ROYALTY INTERESTS	AS OF DECEMBER 31, 2009
TOTAL PROVED RESERVES

				Gross Volumes			Net Volumes		Product	Production	Operating	Future Net Income
	Life	Working	Revenue	Oil	Wellhead Gas	Sales Gas	Oil	Sales Gas	Sales	Taxes	Expense	Undiscounted	Disc. @ 10%
Well Name & Number	Years	Interest	Interest	Bbls	Mcf	Mcf	Bbls	Mcf	$	$	$	$	$

CHEVRON 24-16-16	11.0	0.00000%	56.87500%	0	65,392	57,421	0	32,658	120,182	7,211	0	112,971	77,662
CHEVRON 25- 2- 1	2.7	0.00000%	56.87500%	0	9,910	8,702	0	4,949	18,213	1,093	0	17,120	15,267
CHEVRON 25- 8- 2	3.8	0.00000%	56.87500%	0	17,521	15,385	0	8,750	29,267	1,756	0	27,511	23,478
CHEVRON 25-11- 3	4.9	0.00000%	56.87500%	0	22,321	19,600	0	11,148	41,023	2,461	0	38,562	31,768
CHEVRON 26- 5- 9	10.3	0.00000%	56.87500%	0	60,645	53,253	0	30,287	111,458	6,687	0	104,771	73,442
CHEVRON 27- 1-10	5.9	0.00000%	56.87500%	0	31,572	27,723	0	15,768	52,740	3,164	0	49,575	39,480
CHEVRON 30-10- 8	3.3	0.00000%	56.87500%	0	12,091	10,618	0	6,039	22,222	1,333	0	20,889	18,177
CHRISTIAN 12- 5- 2	7.4	0.00000%	56.87500%	0	42,906	37,676	0	21,428	71,673	4,300	0	67,373	51,203
CLEMENTS 34-11- 1	12.7	0.00000%	56.87500%	0	97,736	85,822	0	48,811	179,626	10,778	0	168,849	114,267
CLEMENTS 34-15- 1	11.3	0.00000%	56.87500%	0	82,794	72,701	0	41,349	138,304	8,298	0	130,005	89,724
CLEMENTS 34-16- 2	11.5	0.00000%	56.87500%	0	78,858	69,245	0	39,383	144,930	8,696	0	136,234	93,926
COLBURN 15- 9- 1	19.2	0.00000%	56.87500%	0	117,814	103,452	0	58,838	216,526	12,992	0	203,534	111,751
COLBURN 15-15- 2	30.0	0.00000%	56.87500%	0	273,182	239,881	0	136,433	456,340	27,380	0	428,960	195,950
CUNNINGHAM 10- 1- 1	42.3	0.00000%	56.87500%	0	605,040	531,285	0	302,169	1,010,695	60,642	0	950,053	392,429
CUNNINGHAM 10- 2- 2	19.6	0.00000%	56.87500%	0	159,671	140,207	0	79,743	266,723	16,003	0	250,720	140,415
CUNNINGHAM 28-15- 3	6.7	0.00000%	56.87500%	0	33,086	29,053	0	16,524	60,807	3,648	0	57,159	44,491
CUNNINGHAM 34- 8- 2	14.2	0.00000%	56.87500%	0	96,533	84,766	0	48,211	161,255	9,675	0	151,580	95,115
CUNNINGHAM 35-12- 1	8.7	0.00000%	57.60302%	0	48,489	42,578	0	24,526	82,036	4,922	0	77,114	56,082
DAVANT 1-12-10	5.4	0.00000%	56.87500%	0	30,894	27,128	0	15,429	51,607	3,096	0	48,511	39,516
DAVANT 1-13-11	7.4	0.00000%	54.84375%	0	49,556	43,515	0	23,865	79,825	4,790	0	75,036	57,550
DAVANT 21-16-16	16.8	0.00000%	56.87500%	0	140,064	122,990	0	69,951	257,419	15,445	0	241,974	148,558
DAVANT 23- 2- 9	10.3	0.00000%	56.87500%	0	62,759	55,109	0	31,343	104,837	6,290	0	98,547	68,598
DAVANT 23- 7- 7	3.5	0.00000%	56.87500%	0	13,518	11,870	0	6,751	24,845	1,491	0	23,354	20,157
DAVANT 23-13- 8	13.3	0.00000%	56.87500%	0	78,393	68,837	0	39,151	144,076	8,645	0	135,431	86,693
DAVANT 3- 1-12	8.9	0.00000%	56.87500%	0	66,343	58,255	0	33,133	110,823	6,649	0	104,173	77,197
DAVANT 3- 2-13	14.5	0.00000%	56.87500%	0	99,820	87,652	0	49,852	183,456	11,007	0	172,449	109,257
DAVANT 7- 4- 2	0.0	0.00000%	56.87500%	0	0	0	0	0	0	0	0	0	0
DAVANT 7- 5- 3	0.0	0.00000%	56.87500%	0	0	0	0	0	0	0	0	0	0
DAVANT 7-11- 4	12.8	0.00000%	56.87500%	0	73,672	64,692	0	36,793	135,400	8,124	0	127,276	82,345
DAVANT 7-12- 5	2.0	0.00000%	56.87500%	0	7,363	6,466	0	3,677	12,300	738	0	11,562	10,562
DAVANT 7-13- 6	16.9	0.00000%	56.87500%	0	137,520	120,756	0	68,680	229,721	13,783	0	215,938	129,275
DAVANT 7-14- 1	11.8	0.00000%	56.87500%	0	56,881	49,947	0	28,407	104,539	6,272	0	98,266	64,161
DAVIS 24- 7- 1	11.0	0.00000%	56.87500%	0	71,990	63,214	0	35,953	120,256	7,215	0	113,041	77,481
DAVIS 24- 8- 2	6.4	0.00000%	56.87500%	0	32,504	28,542	0	16,233	54,296	3,258	0	51,039	39,737
DAVIS 24- 9- 3	10.1	0.00000%	56.87500%	0	57,136	50,171	0	28,535	95,443	5,727	0	89,717	62,179
DAVIS 24-10- 4	10.8	0.00000%	56.74805%	0	69,137	60,709	0	34,451	115,233	6,914	0	108,319	74,383
DEAL 27- 4- 1	15.1	0.00000%	56.87500%	0	95,050	83,464	0	47,470	174,689	10,481	0	164,208	101,099
DEAL 27- 5- 2	42.4	0.00000%	55.86750%	0	624,805	548,642	0	306,512	1,127,966	67,678	0	1,060,288	450,664
DRUMMOND 6- 1- 1	0.0	0.00000%	48.75000%	0	0	0	0	0	0	0	0	0	0
EARNEST 15-10- 2	7.4	0.00000%	56.87500%	0	44,907	39,433	0	22,428	75,016	4,501	0	70,515	53,837
EARNEST 15-15- 5	1.9	0.00000%	56.87500%	0	7,142	6,272	0	3,567	11,931	716	0	11,215	10,289
EARNEST 15-16- 4	8.9	0.00000%	56.87500%	0	40,923	35,934	0	20,438	75,211	4,513	0	70,698	50,421
EARNEST 24-13- 1	8.8	0.00000%	56.62111%	0	57,392	50,396	0	28,535	95,443	5,727	0	89,716	65,780
FEDERAL 8- 9-10	7.2	0.00000%	56.87500%	0	33,493	29,410	0	16,727	61,556	3,693	0	57,863	43,990
FEDERAL 8-16-12	6.5	0.00000%	56.87500%	0	37,909	33,288	0	18,932	63,325	3,800	0	59,526	46,757
FEDERAL 9- 4- 5	22.5	0.00000%	56.87500%	0	238,566	209,485	0	119,145	398,515	23,911	0	374,604	205,959
FEDERAL 9-12- 7	16.3	0.00000%	56.87500%	0	132,386	116,248	0	66,116	221,146	13,269	0	207,877	126,610
FEDERAL 9-14- 8	11.4	0.00000%	56.87500%	0	58,963	51,776	0	29,447	108,366	6,502	0	101,864	67,883
FGLIC 26- 2- 1	12.5	0.00000%	56.87500%	0	72,994	64,096	0	36,455	134,154	8,049	0	126,104	82,619
FGLIC 26- 6- 3	12.9	0.00000%	56.87500%	0	84,961	74,604	0	42,431	156,146	9,369	0	146,777	96,582

RALPH E. DAVIS ASSOCIATES, INC. TEXAS REGISTERED FIRM F-1529	Page 4 of 11

BLACK WARRIOR TRUST 1994-1	RESERVES and REVENUES
TOTAL ROYALTY INTERESTS	AS OF DECEMBER 31, 2009
TOTAL PROVED RESERVES

				Gross Volumes			Net Volumes		Product	Production	Operating	Future Net Income
	Life	Working	Revenue	Oil	Wellhead Gas	Sales Gas	Oil	Sales Gas	Sales	Taxes	Expense	Undiscounted	Disc. @ 10%
Well Name & Number	Years	Interest	Interest	Bbls	Mcf	Mcf	Bbls	Mcf	$	$	$	$	$

FIRST ALABAMA BANK 10- 9-23	3.8	0.00000%	61.70528%	0	15,453	13,570	0	8,373	28,007	1,680	0	26,326	22,434
FIRST ALABAMA BANK 10-15-24	6.1	0.00000%	61.70528%	0	26,395	23,178	0	14,302	47,837	2,870	0	44,967	35,260
FIRST ALABAMA BANK 10-16-25A	9.3	0.00000%	61.70528%	0	56,765	49,846	0	30,757	102,877	6,173	0	96,705	70,220
FIRST ALABAMA BANK 12- 1-4	8.3	0.00000%	60.09516%	0	49,431	43,405	0	26,084	87,247	5,235	0	82,012	61,196
FIRST ALABAMA BANK 12- 2-5	4.8	0.00000%	60.09516%	0	21,977	19,298	0	11,597	38,790	2,327	0	36,462	30,172
FIRST ALABAMA BANK 25- 1-13	9.7	0.00000%	50.70000%	0	90,210	79,214	0	40,161	134,332	8,060	0	126,272	92,825
FIRST ALABAMA BANK 25- 2-14	0.9	0.00000%	51.89977%	0	3,530	3,100	0	1,609	5,381	323	0	5,058	4,849
FIRST ALABAMA BANK 25- 4-19	9.2	0.00000%	51.89977%	0	64,887	56,978	0	29,571	108,822	6,529	0	102,293	75,237
FIRST ALABAMA BANK 25- 7-15	7.8	0.00000%	51.89977%	0	41,218	36,194	0	18,785	62,831	3,770	0	59,061	43,677
FIRST ALABAMA BANK 25-10-17	7.6	0.00000%	51.89977%	0	47,710	41,894	0	21,743	72,726	4,364	0	68,363	51,724
FIRST ALABAMA BANK 25-11-2	6.5	0.00000%	51.89977%	0	34,389	30,197	0	15,672	52,421	3,145	0	49,276	38,154
FIRST ALABAMA BANK 25-12-20	8.6	0.00000%	51.89977%	0	63,836	56,054	0	29,092	97,307	5,838	0	91,468	67,977
FIRST ALABAMA BANK 25-14-1	7.2	0.00000%	51.89977%	0	40,725	35,761	0	18,560	62,079	3,725	0	58,354	44,356
FIRST ALABAMA BANK 25-15-3A	0.0	0.00000%	51.89977%	0	0	0	0	0	0	0	0	0	0
FIRST ALABAMA BANK 25-16-22	19.5	0.00000%	51.89980%	0	136,666	120,006	0	62,283	208,325	12,499	0	195,825	105,166
FIRST ALABAMA BANK 26-16-18	11.3	0.00000%	63.78578%	0	69,416	60,954	0	38,880	143,079	8,585	0	134,494	93,683
FIRST ALABAMA BANK 27- 9-27	6.0	0.00000%	61.70528%	0	39,049	34,289	0	21,158	77,861	4,672	0	73,189	59,781
FIRST ALABAMA BANK 27-16-28	7.5	0.00000%	61.70528%	0	35,432	31,113	0	19,198	70,649	4,239	0	66,410	50,398
FIRST ALABAMA BANK 34- 1-6	11.3	0.00000%	42.83960%	0	82,351	72,312	0	30,978	103,616	6,217	0	97,399	68,175
FIRST ALABAMA BANK 34-12-7	14.2	0.00000%	42.83960%	0	115,962	101,827	0	43,622	145,907	8,754	0	137,153	89,947
FIRST ALABAMA BANK 34-13-21	14.4	0.00000%	61.70528%	0	92,538	81,258	0	50,140	167,709	10,063	0	157,647	98,740
FIRST ALABAMA BANK 35- 2-8	0.0	0.00000%	42.83960%	0	0	0	0	0	0	0	0	0	0
FIRST ALABAMA BANK 35- 3-9	12.6	0.00000%	42.83960%	0	79,480	69,791	0	29,898	110,025	6,602	0	103,424	69,473
FIRST ALABAMA BANK 35- 5-10	6.1	0.00000%	42.83960%	0	26,727	23,469	0	10,054	36,999	2,220	0	34,779	27,622
FIRST NATIONAL BANK 1- 3-1	10.4	0.00000%	56.87500%	0	62,174	54,595	0	31,051	103,859	6,232	0	97,628	67,355
FRIEDMAN 10-10-28	12.3	0.00000%	53.54375%	0	77,046	67,654	0	36,224	133,306	7,998	0	125,308	82,506
FRIEDMAN 10-15-29	4.8	0.00000%	53.54375%	0	21,672	19,030	0	10,190	34,082	2,045	0	32,037	26,117
FRIEDMAN 11-10- 8	10.6	0.00000%	53.54375%	0	53,292	46,795	0	25,056	92,206	5,532	0	86,674	58,579
FRIEDMAN 11-11-17	24.2	0.00000%	53.54375%	0	168,290	147,776	0	79,125	291,179	17,471	0	273,708	134,498
FRIEDMAN 11-13-18	16.3	0.00000%	53.54375%	0	96,838	85,034	0	45,530	167,551	10,053	0	157,498	91,752
FRIEDMAN 12- 1- 9	1.7	0.00000%	53.54375%	0	5,888	5,171	0	2,769	10,188	611	0	9,577	8,881
FRIEDMAN 12- 2-50	1.6	0.00000%	53.54375%	0	6,545	5,747	0	3,077	10,293	618	0	9,676	9,015
FRIEDMAN 12- 8-10	0.0	0.00000%	53.54375%	0	0	0	0	0	0	0	0	0	0
FRIEDMAN 13-13- 3	1.9	0.00000%	53.54375%	0	7,529	6,611	0	3,540	11,840	710	0	11,129	10,203
FRIEDMAN 14- 6-33	20.0	0.00000%	53.54375%	0	165,289	145,140	0	77,714	259,937	15,596	0	244,341	133,996
FRIEDMAN 14-12-34	5.4	0.00000%	53.54375%	0	31,170	27,370	0	14,655	53,930	3,236	0	50,694	41,475
FRIEDMAN 14-13-35	9.9	0.00000%	53.54375%	0	68,080	59,781	0	32,009	107,065	6,424	0	100,641	71,140
FRIEDMAN 18- 2- 5	0.0	0.00000%	53.54375%	0	0	0	0	0	0	0	0	0	0
FRIEDMAN 18- 3-31	5.7	0.00000%	53.54375%	0	29,672	26,055	0	13,951	46,663	2,800	0	43,864	35,005
FRIEDMAN 18- 7-30	8.6	0.00000%	53.54375%	0	38,606	33,900	0	18,151	66,798	4,008	0	62,790	44,850
FRIEDMAN 18- 8- 2	0.0	0.00000%	53.54375%	0	0	0	0	0	0	0	0	0	0
FRIEDMAN 18- 9- 1	8.1	0.00000%	53.54375%	0	38,884	34,144	0	18,282	67,278	4,037	0	63,241	46,348
FRIEDMAN 18-15- 4	21.3	0.00000%	53.54375%	0	212,452	186,554	0	99,888	334,106	20,046	0	314,059	173,363
FRIEDMAN 2- 1-15	2.4	0.00000%	53.54375%	0	10,255	9,005	0	4,822	16,127	968	0	15,159	13,629
FRIEDMAN 2- 5-42	10.3	0.00000%	53.54375%	0	69,985	61,454	0	32,905	110,060	6,604	0	103,456	72,326
FRIEDMAN 2- 9-16	14.6	0.00000%	55.76460%	0	95,877	84,190	0	46,948	157,033	9,422	0	147,611	90,668
FRIEDMAN 2-12-21	12.5	0.00000%	53.54375%	0	74,166	65,125	0	34,870	128,323	7,699	0	120,624	78,477
FRIEDMAN 2-14-22	5.9	0.00000%	53.54375%	0	31,162	27,363	0	14,651	49,006	2,940	0	46,066	36,451
FRIEDMAN 22- 4-52	8.2	0.00000%	53.54375%	0	48,370	42,474	0	22,742	76,068	4,564	0	71,504	52,695
FRIEDMAN 22-12-53	13.9	0.00000%	53.54375%	0	129,816	113,991	0	61,035	204,151	12,249	0	191,902	125,428

RALPH E. DAVIS ASSOCIATES, INC. TEXAS REGISTERED FIRM F-1529	Page 5 of 11

BLACK WARRIOR TRUST 1994-1	RESERVES and REVENUES
TOTAL ROYALTY INTERESTS	AS OF DECEMBER 31, 2009
TOTAL PROVED RESERVES

				Gross Volumes			Net Volumes		Product	Production	Operating	Future Net Income
	Life	Working	Revenue	Oil	Wellhead Gas	Sales Gas	Oil	Sales Gas	Sales	Taxes	Expense	Undiscounted	Disc. @ 10%
Well Name & Number	Years	Interest	Interest	Bbls	Mcf	Mcf	Bbls	Mcf	$	$	$	$	$

FRIEDMAN 22-14-38	0.0	0.00000%	53.54375%	0	0	0	0	0	0	0	0	0	0
FRIEDMAN 22-15-39	16.5	0.00000%	53.54375%	0	93,087	81,739	0	43,766	146,390	8,783	0	137,607	76,993
FRIEDMAN 22-15-54	15.9	0.00000%	55.20937%	0	122,886	107,907	0	59,575	199,265	11,956	0	187,309	113,581
FRIEDMAN 22-16-55	14.2	0.00000%	53.54375%	0	82,196	72,176	0	38,646	129,262	7,756	0	121,507	73,411
FRIEDMAN 23- 4-41	14.5	0.00000%	55.20937%	0	139,796	122,754	0	67,772	249,401	14,964	0	234,437	154,772
FRIEDMAN 23- 5-40	7.3	0.00000%	45.87100%	0	43,277	38,002	0	17,432	64,149	3,849	0	60,300	45,643
FRIEDMAN 3- 6-23	16.7	0.00000%	53.54375%	0	107,735	94,602	0	50,653	186,405	11,184	0	175,220	102,480
FRIEDMAN 30- 4-45	11.9	0.00000%	54.34000%	0	127,073	111,583	0	60,634	202,809	12,169	0	190,640	133,909
FRIEDMAN 30- 5-46	6.5	0.00000%	54.34000%	0	50,689	44,510	0	24,187	80,900	4,854	0	76,046	60,787
FRIEDMAN 30-12-47	14.3	0.00000%	54.34000%	0	118,387	103,955	0	56,489	207,880	12,473	0	195,408	126,659
FRIEDMAN 30-13-48	17.9	0.00000%	54.34000%	0	172,823	151,756	0	82,464	275,826	16,550	0	259,277	154,248
FRIEDMAN 31-12-49	9.0	0.00000%	54.34000%	0	51,940	45,609	0	24,784	91,204	5,472	0	85,732	62,217
FRIEDMAN 3-15-26	1.5	0.00000%	53.17812%	0	5,990	5,260	0	2,797	9,355	561	0	8,794	8,215
FRIEDMAN 34-10-57	10.5	0.00000%	53.54375%	0	72,836	63,957	0	34,245	114,543	6,873	0	107,671	74,839
FRIEDMAN 34-15-58	13.1	0.00000%	53.54375%	0	67,360	59,149	0	31,670	105,932	6,356	0	99,576	60,994
FRIEDMAN 36- 1-43	6.8	0.00000%	54.34000%	0	29,646	26,032	0	14,146	52,056	3,123	0	48,933	37,386
FRIEDMAN 36- 3- 1	6.3	0.00000%	54.34000%	0	31,875	27,989	0	15,209	55,970	3,358	0	52,612	41,274
FRIEDMAN 36- 7-44	0.0	0.00000%	56.26400%	0	0	0	0	0	0	0	0	0	0
FRIEDMAN 36- 8- 2	0.0	0.00000%	54.34000%	0	0	0	0	0	0	0	0	0	0
FRIEDMAN 36-11-56	7.4	0.00000%	56.26400%	0	43,516	38,211	0	21,499	71,910	4,315	0	67,596	51,373
FRIEDMAN 4- 8-59	21.8	0.00000%	55.20937%	0	166,945	146,594	0	80,934	297,837	17,870	0	279,966	149,617
FRIEDMAN 6- 4-11	15.8	0.00000%	53.54375%	0	144,607	126,979	0	67,990	227,412	13,645	0	213,767	132,553
FRIEDMAN 6- 5-12	3.2	0.00000%	53.54375%	0	12,264	10,769	0	5,766	21,219	1,273	0	19,945	17,390
FRIEDMAN 6-12-13	0.0	0.00000%	53.54375%	0	0	0	0	0	0	0	0	0	0
FRIEDMAN 6-13-14	0.0	0.00000%	53.54375%	0	0	0	0	0	0	0	0	0	0
FRIEDMAN-ROSENAU 2- 7- 2	17.7	0.00000%	55.20937%	0	119,940	105,319	0	58,146	213,978	12,839	0	201,139	116,169
FRIEDMAN-ROSENAU 2-15- 1	10.0	0.00000%	56.87500%	0	47,637	41,830	0	23,791	87,550	5,253	0	82,297	56,855
FRIEDMAN-ROSENAU 2-16- 3	9.8	0.00000%	56.87500%	0	50,764	44,576	0	25,352	84,799	5,088	0	79,711	55,294
GILBERT 15- 5- 1	18.5	0.00000%	46.51560%	0	127,073	111,583	0	51,903	191,004	11,460	0	179,544	98,880
GILBERT 15- 6- 3	29.9	0.00000%	56.87500%	0	272,678	239,439	0	136,181	501,145	30,069	0	471,077	221,634
GILBERT 15-12- 2	1.6	0.00000%	46.51560%	0	6,738	5,917	0	2,752	10,129	608	0	9,521	8,868
HALLMAN 17- 2- 2	0.8	0.00000%	56.87500%	0	2,869	2,519	0	1,433	5,273	316	0	4,956	4,775
HALLMAN 34- 8- 1	9.0	0.00000%	56.87500%	0	52,214	45,849	0	26,077	95,962	5,758	0	90,204	65,870
HALLMAN 8-14- 1	17.4	0.00000%	56.87500%	0	145,589	127,842	0	72,710	243,200	14,592	0	228,608	135,791
HAYES 18-13- 3	13.8	0.00000%	56.87500%	0	73,931	64,919	0	36,923	135,876	8,153	0	127,723	79,636
HAYES 18-14- 4	9.0	0.00000%	56.87500%	0	63,413	55,683	0	31,670	105,929	6,356	0	99,573	73,190
HAYES 7-16- 2	12.3	0.00000%	56.87500%	0	114,831	100,833	0	57,349	191,820	11,509	0	180,311	124,571
HINDS 12- 6- 1	2.0	0.00000%	56.87500%	0	6,739	5,918	0	3,366	12,386	743	0	11,643	10,647
HINDS 12- 7- 2	5.6	0.00000%	56.87500%	0	27,425	24,082	0	13,697	45,812	2,749	0	43,064	34,511
HINDS 12-11- 3	6.4	0.00000%	56.87500%	0	37,427	32,864	0	18,692	62,520	3,751	0	58,769	46,268
HINDS 14- 5- 4	8.9	0.00000%	56.87500%	0	57,953	50,889	0	28,943	96,809	5,809	0	91,000	66,590
HINDS 14- 6- 5	4.5	0.00000%	56.87500%	0	19,740	17,333	0	9,858	36,279	2,177	0	34,102	28,476
HOBSON 22- 9- 1	15.9	0.00000%	56.87500%	0	114,322	100,386	0	57,095	190,970	11,458	0	179,512	108,149
HOLMAN 10-11- 1	39.6	0.00000%	56.87500%	0	264,624	232,366	0	132,158	442,044	26,523	0	415,521	144,846
HOLMAN 13- 7-19	16.9	0.00000%	56.87500%	0	128,277	112,640	0	64,064	235,755	14,145	0	221,609	133,784
HOLMAN 13-11-20	10.0	0.00000%	56.87500%	0	74,862	65,736	0	37,387	125,053	7,503	0	117,550	84,350
HOLMAN 13-14-21	5.0	0.00000%	56.87500%	0	20,622	18,108	0	10,299	37,900	2,274	0	35,626	29,080
HOLMAN 13-15-22	13.3	0.00000%	56.87500%	0	93,143	81,789	0	46,517	155,592	9,336	0	146,256	94,596
HOLMAN 14- 3- 2	3.1	0.00000%	56.87500%	0	13,428	11,791	0	6,706	22,432	1,346	0	21,086	18,504
HOLMAN 14- 4- 1	6.3	0.00000%	56.87500%	0	35,023	30,754	0	17,491	58,505	3,510	0	54,994	43,248

RALPH E. DAVIS ASSOCIATES, INC. TEXAS REGISTERED FIRM F-1529	Page 6 of 11

BLACK WARRIOR TRUST 1994-1	RESERVES and REVENUES
TOTAL ROYALTY INTERESTS	AS OF DECEMBER 31, 2009
TOTAL PROVED RESERVES

				Gross Volumes			Net Volumes		Product	Production	Operating	Future Net Income
	Life	Working	Revenue	Oil	Wellhead Gas	Sales Gas	Oil	Sales Gas	Sales	Taxes	Expense	Undiscounted	Disc. @ 10%
Well Name & Number	Years	Interest	Interest	Bbls	Mcf	Mcf	Bbls	Mcf	$	$	$	$	$

HOLMAN 15- 1-28	11.5	0.00000%	45.98240%	0	79,310	69,642	0	32,023	117,845	7,071	0	110,774	73,940
HOLMAN 15- 8-25	0.3	0.00000%	45.98240%	0	1,097	963	0	443	1,482	89	0	1,393	1,376
HOLMAN 17-11-31	8.8	0.00000%	56.87500%	0	53,157	46,677	0	26,547	88,796	5,328	0	83,468	60,952
HOLMAN 17-12-15	8.9	0.00000%	56.87500%	0	58,525	51,391	0	29,229	97,764	5,866	0	91,898	67,247
HOLMAN 17-13-16	8.4	0.00000%	56.87500%	0	49,652	43,599	0	24,797	82,941	4,976	0	77,964	57,412
HOLMAN 18- 3- 2	7.1	0.00000%	56.87500%	0	40,689	35,729	0	20,321	67,970	4,078	0	63,891	49,107
HOLMAN 24- 1-26	22.8	0.00000%	56.87500%	0	161,743	142,026	0	80,778	297,261	17,836	0	279,426	144,661
HOLMAN 24- 3-27	8.5	0.00000%	56.87500%	0	56,398	49,523	0	28,166	94,211	5,653	0	88,559	65,790
HOLMAN 26- 4-23	9.8	0.00000%	49.24920%	0	60,751	53,345	0	26,272	87,875	5,272	0	82,602	58,153
HOLMAN 26- 5-29	3.6	0.00000%	49.24920%	0	17,976	15,785	0	7,774	26,003	1,560	0	24,442	21,116
HOLMAN 26- 6-24	7.3	0.00000%	49.24920%	0	44,427	39,011	0	19,213	64,263	3,856	0	60,407	46,013
HOLMAN 34- 6- 3	12.1	0.00000%	60.09516%	0	88,897	78,060	0	46,910	156,906	9,414	0	147,492	100,169
HOLMAN 35-12- 4	6.8	0.00000%	56.87500%	0	36,095	31,695	0	18,027	66,338	3,980	0	62,358	48,462
HOWELL 12- 9- 1	18.1	0.00000%	56.87500%	0	131,742	115,683	0	65,795	242,124	14,527	0	227,597	132,544
HOWELL 12-14- 2	4.3	0.00000%	56.87500%	0	17,823	15,650	0	8,901	32,756	1,965	0	30,791	25,813
HOWELL 12-15- 3	8.3	0.00000%	56.87500%	0	42,927	37,694	0	21,439	78,894	4,734	0	74,161	54,673
MAYFIELD 1- 3- 3	3.9	0.00000%	56.87500%	0	18,024	15,827	0	9,002	30,109	1,807	0	28,303	24,083
MAYFIELD 1- 7- 4	5.3	0.00000%	56.87500%	0	27,877	24,479	0	13,922	46,568	2,794	0	43,774	35,564
MAYFIELD 12- 9- 2	4.8	0.00000%	54.51875%	0	19,976	17,541	0	9,563	35,192	2,112	0	33,080	27,078
MAYFIELD 12-10- 5	0.0	0.00000%	56.87500%	0	0	0	0	0	0	0	0	0	0
MAYFIELD 14- 1- 1	0.0	0.00000%	54.51875%	0	0	0	0	0	0	0	0	0	0
MAYFIELD 8- 3- 1	15.3	0.00000%	55.69688%	0	101,413	89,051	0	49,598	182,522	10,951	0	171,571	105,210
MCDANIEL 18- 4- 1	0.0	0.00000%	56.55000%	0	0	0	0	0	0	0	0	0	0
MCDANIEL 18- 5- 2	14.9	0.00000%	56.55000%	0	81,378	71,458	0	40,409	148,706	8,922	0	139,784	84,332
MCDANIEL 18- 6- 3	0.0	0.00000%	56.55000%	0	0	0	0	0	0	0	0	0	0
MCGUIRE 26-12- 6	3.8	0.00000%	56.87500%	0	17,133	15,044	0	8,556	28,619	1,717	0	26,902	23,030
MCGUIRE 26-13- 3	6.8	0.00000%	56.87500%	0	34,625	30,404	0	17,292	63,636	3,818	0	59,818	46,533
MCGUIRE 26-16- 1	7.8	0.00000%	56.87500%	0	44,706	39,256	0	22,327	74,680	4,481	0	70,199	52,765
MCGUIRE 27- 9- 4	4.9	0.00000%	56.87500%	0	23,414	20,560	0	11,693	39,112	2,347	0	36,766	30,155
MCGUIRE 34- 9- 5	13.0	0.00000%	56.87500%	0	76,921	67,545	0	38,416	128,494	7,710	0	120,785	76,785
MILLS 22-14- 1	21.3	0.00000%	56.87500%	0	263,177	231,096	0	131,436	439,627	26,378	0	413,250	239,438
MOODY 22- 6- 1	21.3	0.00000%	56.87500%	0	225,953	198,409	0	112,845	377,445	22,647	0	354,798	200,137
MOORE 13- 1- 1	7.3	0.00000%	45.09190%	0	58,899	51,719	0	23,321	85,822	5,149	0	80,672	62,652
MOORE 13- 9- 2	10.3	0.00000%	45.09190%	0	73,141	64,225	0	28,960	106,574	6,394	0	100,179	69,448
NAUGHER 34- 7- 1	12.2	0.00000%	60.09516%	0	75,982	66,720	0	40,095	147,551	8,853	0	138,698	93,403
PAYNE 17-15- 1	11.3	0.00000%	56.87500%	0	67,711	59,457	0	33,816	124,443	7,467	0	116,977	79,966
PETTUS 8- 5- 3	13.1	0.00000%	56.87500%	0	105,408	92,559	0	52,643	176,079	10,565	0	165,515	109,652
PETTUS 8- 6- 2	8.3	0.00000%	56.87500%	0	41,353	36,312	0	20,652	76,001	4,560	0	71,441	52,446
PRICE 1- 1- 1	4.7	0.00000%	56.87500%	0	18,448	16,199	0	9,213	30,817	1,849	0	28,968	23,690
RICE 2- 6- 1	14.8	0.00000%	55.04687%	0	89,675	78,744	0	43,346	144,984	8,699	0	136,285	81,984
SEALY 18- 1- 1	12.1	0.00000%	56.87500%	0	88,819	77,992	0	44,358	163,236	9,794	0	153,442	104,831
SEARCY 11- 9-14	0.0	0.00000%	56.87500%	0	0	0	0	0	0	0	0	0	0
SEARCY 12- 3-16	0.0	0.00000%	56.87500%	0	0	0	0	0	0	0	0	0	0
SEARCY 12- 6-19	2.8	0.00000%	56.87500%	0	9,896	8,689	0	4,942	18,187	1,091	0	17,095	15,172
SEARCY 17- 5- 7	14.5	0.00000%	56.87500%	0	80,858	71,001	0	40,382	148,605	8,916	0	139,689	85,651
SEARCY 17- 6-20	22.9	0.00000%	56.87500%	0	157,338	138,158	0	78,578	289,166	17,350	0	271,816	139,258
SEARCY 17-11- 8	39.7	0.00000%	56.87500%	0	567,784	498,571	0	283,562	1,043,510	62,611	0	980,899	433,092
SEARCY 17-14- 9	39.0	0.00000%	56.87500%	0	437,617	384,271	0	218,554	731,021	43,861	0	687,160	281,799
SEARCY 18-11-18	28.3	0.00000%	56.87500%	0	316,033	277,509	0	157,833	580,826	34,850	0	545,976	276,780
SEARCY 18-13- 6	0.0	0.00000%	56.87500%	0	0	0	0	0	0	0	0	0	0

RALPH E. DAVIS ASSOCIATES, INC. TEXAS REGISTERED FIRM F-1529	Page 7 of 11

BLACK WARRIOR TRUST 1994-1	RESERVES and REVENUES
TOTAL ROYALTY INTERESTS	AS OF DECEMBER 31, 2009
TOTAL PROVED RESERVES

				Gross Volumes			Net Volumes		Product	Production	Operating	Future Net Income
	Life	Working	Revenue	Oil	Wellhead Gas	Sales Gas	Oil	Sales Gas	Sales	Taxes	Expense	Undiscounted	Disc. @ 10%
Well Name & Number	Years	Interest	Interest	Bbls	Mcf	Mcf	Bbls	Mcf	$	$	$	$	$

SEARCY 18-14- 5	26.8	0.00000%	56.87500%	0	261,274	229,425	0	130,485	480,186	28,811	0	451,375	229,214
SEARCY 19- 4- 1	0.0	0.00000%	56.87500%	0	0	0	0	0	0	0	0	0	0
SEARCY 19-10- 3	30.8	0.00000%	56.87500%	0	408,962	359,109	0	204,244	683,155	40,989	0	642,165	314,463
SEARCY 20- 3-10	3.8	0.00000%	56.87500%	0	13,771	12,092	0	6,877	25,309	1,519	0	23,791	20,262
SEARCY 20- 4-11	12.5	0.00000%	56.87500%	0	74,723	65,614	0	37,318	137,330	8,240	0	129,090	84,930
SEARCY 20- 5-12	40.1	0.00000%	56.87500%	0	566,086	497,080	0	282,715	1,040,390	62,423	0	977,966	427,989
SEARCY 20- 6-13	25.7	0.00000%	56.87500%	0	388,351	341,011	0	193,950	713,735	42,824	0	670,911	375,329
SEARCY 24- 1- 2	6.8	0.00000%	56.87500%	0	30,688	26,947	0	15,326	56,400	3,384	0	53,016	40,802
SEARCY 7- 6-17	4.3	0.00000%	56.87500%	0	18,186	15,969	0	9,082	33,423	2,005	0	31,418	26,456
SEARCY 7-15-15	7.3	0.00000%	56.87500%	0	39,512	34,696	0	19,733	66,004	3,960	0	62,043	47,187
SESSIONS 35- 8- 1	5.9	0.00000%	56.87500%	0	26,835	23,564	0	13,402	44,827	2,690	0	42,138	33,132
SESSIONS 35- 9- 2	7.4	0.00000%	56.87500%	0	40,348	35,430	0	20,151	74,154	4,449	0	69,705	53,238
SESSIONS 35-15- 3	10.4	0.00000%	56.87500%	0	84,212	73,947	0	42,057	140,673	8,440	0	132,233	94,470
STEDMAN 1- 9- 1	5.0	0.00000%	52.81250%	0	27,722	24,343	0	12,856	43,000	2,580	0	40,420	33,174
STEDMAN 11- 1- 5	5.4	0.00000%	52.81250%	0	30,850	27,089	0	14,306	47,852	2,871	0	44,981	36,430
STEDMAN 11- 2- 6	7.8	0.00000%	52.81250%	0	51,184	44,944	0	23,736	79,393	4,764	0	74,629	56,095
STEDMAN 11- 3-24	6.4	0.00000%	52.81250%	0	42,163	37,023	0	19,553	65,401	3,924	0	61,477	48,518
STEDMAN 11- 4- 7	14.4	0.00000%	52.81250%	0	82,678	72,599	0	38,342	141,097	8,466	0	132,631	80,803
STEDMAN 11- 5- 8	5.7	0.00000%	52.81250%	0	25,491	22,384	0	11,821	39,540	2,372	0	37,168	29,269
STEDMAN 11- 9- 9	0.0	0.00000%	52.81250%	0	0	0	0	0	0	0	0	0	0
STEDMAN 1-11- 3	0.6	0.00000%	52.81250%	0	1,959	1,720	0	909	3,343	201	0	3,143	3,058
STEDMAN 11-10-10	4.9	0.00000%	52.81250%	0	26,555	23,318	0	12,315	41,190	2,471	0	38,719	31,827
STEDMAN 11-12-11	6.6	0.00000%	52.81250%	0	37,984	33,353	0	17,615	58,918	3,535	0	55,383	43,012
STEDMAN 11-14-12	11.7	0.00000%	52.81250%	0	71,859	63,099	0	33,324	122,633	7,358	0	115,275	77,103
STEDMAN 11-16-13	2.4	0.00000%	52.81250%	0	10,837	9,516	0	5,026	16,810	1,009	0	15,802	14,227
STEDMAN 1-15-14	5.2	0.00000%	52.81250%	0	23,570	20,697	0	10,930	40,224	2,413	0	37,811	30,694
STEDMAN 1-16- 4	5.6	0.00000%	52.81250%	0	29,712	26,090	0	13,779	46,088	2,765	0	43,322	34,682
STEDMAN 13- 1-15	7.6	0.00000%	52.81250%	0	41,645	36,568	0	19,313	64,597	3,876	0	60,721	45,292
STEDMAN 13- 2-16	9.7	0.00000%	52.81250%	0	68,410	60,071	0	31,725	106,113	6,367	0	99,746	71,235
STEDMAN 13- 4-17	10.9	0.00000%	52.81250%	0	95,928	84,234	0	44,486	148,798	8,928	0	139,870	98,416
STEDMAN 13- 6-18	3.3	0.00000%	52.81250%	0	16,123	14,158	0	7,477	25,009	1,501	0	23,508	20,530
STEDMAN 13- 9-19	9.7	0.00000%	52.81250%	0	73,446	64,493	0	34,060	113,925	6,836	0	107,090	77,040
STEDMAN 13-12-20	9.3	0.00000%	52.81250%	0	57,250	50,271	0	26,549	97,702	5,862	0	91,840	66,105
STEDMAN 13-14-21	18.9	0.00000%	52.81250%	0	159,544	140,096	0	73,988	272,276	16,337	0	255,940	147,480
STEDMAN 13-15-22	14.9	0.00000%	52.81250%	0	183,519	161,148	0	85,106	284,664	17,080	0	267,584	176,497
STOTHART 24-12- 1	3.8	0.00000%	56.13633%	0	16,819	14,769	0	8,291	27,731	1,664	0	26,067	22,185
STOTHART 24-13- 2	4.3	0.00000%	56.50567%	0	21,964	19,287	0	10,898	36,452	2,187	0	34,265	28,944
SULLIVAN 4-11- 2	15.2	0.00000%	56.29461%	0	220,784	193,870	0	109,139	365,047	21,903	0	343,145	231,656
THORNHILL 12-13- 1	0.0	0.00000%	56.87500%	0	0	0	0	0	0	0	0	0	0
TURNER 17-10- 1	11.4	0.00000%	56.87500%	0	69,797	61,288	0	34,858	128,277	7,697	0	120,580	82,089
TURNER 17-16- 1	12.3	0.00000%	56.87500%	0	62,641	55,005	0	31,284	104,639	6,278	0	98,361	62,345
USX 14- 3-45	16.1	0.00000%	48.75000%	0	166,989	146,633	0	71,484	239,099	14,346	0	224,753	138,823
USX 14- 5-24	3.9	0.00000%	48.75000%	0	19,469	17,096	0	8,334	27,876	1,673	0	26,204	22,158
USX 14-10-43	5.1	0.00000%	47.51680%	0	24,886	21,852	0	10,383	38,211	2,293	0	35,918	29,201
USX 14-11-25	7.4	0.00000%	48.75000%	0	42,308	37,151	0	18,111	66,648	3,999	0	62,649	47,284
USX 14-13-37	0.0	0.00000%	46.51560%	0	0	0	0	0	0	0	0	0	0
USX 14-14-44	6.0	0.00000%	48.75000%	0	40,344	35,426	0	17,270	57,766	3,466	0	54,300	43,253
USX 15-13-27	1.6	0.00000%	48.75000%	0	6,936	6,090	0	2,969	9,930	596	0	9,335	8,686
USX 16- 2A-40	6.8	0.00000%	48.75000%	0	38,770	34,044	0	16,596	55,511	3,331	0	52,180	39,756
USX 16- 4-29	0.0	0.00000%	48.75000%	0	0	0	0	0	0	0	0	0	0

RALPH E. DAVIS ASSOCIATES, INC. TEXAS REGISTERED FIRM F-1529	Page 8 of 11

BLACK WARRIOR TRUST 1994-1	RESERVES and REVENUES
TOTAL ROYALTY INTERESTS	AS OF DECEMBER 31, 2009
TOTAL PROVED RESERVES

				Gross Volumes			Net Volumes		Product	Production	Operating	Future Net Income
	Life	Working	Revenue	Oil	Wellhead Gas	Sales Gas	Oil	Sales Gas	Sales	Taxes	Expense	Undiscounted	Disc. @ 10%
Well Name & Number	Years	Interest	Interest	Bbls	Mcf	Mcf	Bbls	Mcf	$	$	$	$	$

USX 16- 5-30	14.4	0.00000%	48.75000%	0	109,637	96,273	0	46,933	172,713	10,363	0	162,350	101,882
USX 16- 7-31	4.6	0.00000%	48.75000%	0	23,742	20,848	0	10,164	33,995	2,040	0	31,955	26,377
USX 16- 8-28	11.8	0.00000%	48.75000%	0	79,875	70,139	0	34,193	114,367	6,862	0	107,505	70,329
USX 16-11-33	18.9	0.00000%	48.75000%	0	177,676	156,017	0	76,059	254,401	15,264	0	239,137	135,109
USX 16-13-34	12.0	0.00000%	48.75000%	0	100,229	88,011	0	42,905	157,891	9,473	0	148,418	100,954
USX 16-15-35	11.3	0.00000%	48.75000%	0	66,078	58,023	0	28,286	104,093	6,246	0	97,847	65,072
USX 21-15-11	7.3	0.00000%	48.75000%	0	44,039	38,671	0	18,852	63,056	3,783	0	59,273	44,549
USX 21-16-12	6.0	0.00000%	48.75000%	0	31,430	27,599	0	13,454	45,002	2,700	0	42,302	33,035
USX 22- 4-36	14.0	0.00000%	48.75000%	0	98,557	86,543	0	42,190	141,116	8,467	0	132,649	81,608
USX 22-11-13	0.1	0.00000%	48.75000%	0	340	299	0	146	487	29	0	458	456
USX 22-12-14	2.5	0.00000%	48.75000%	0	10,278	9,026	0	4,400	16,192	972	0	15,220	13,625
USX 23- 4-41	10.7	0.00000%	47.90550%	0	88,353	77,583	0	37,166	124,314	7,459	0	116,855	81,716
USX 28- 3-15	3.6	0.00000%	48.75000%	0	18,476	16,224	0	7,909	26,455	1,587	0	24,867	21,364
USX 28- 4-16	1.2	0.00000%	48.75000%	0	5,010	4,400	0	2,145	7,174	430	0	6,744	6,391
USX 28- 5-17	5.1	0.00000%	48.75000%	0	24,675	21,667	0	10,563	38,870	2,332	0	36,538	29,679
USX 29- 8- 6	5.1	0.00000%	48.75000%	0	26,054	22,878	0	11,153	41,043	2,463	0	38,580	31,449
USX 29-11- 7	4.4	0.00000%	48.75000%	0	25,519	22,409	0	10,924	36,539	2,192	0	34,347	28,735
USX 29-13- 9	4.9	0.00000%	48.75000%	0	26,521	23,288	0	11,353	37,974	2,278	0	35,695	29,138
USX 29-14-10	3.6	0.00000%	48.75000%	0	18,612	16,343	0	7,967	26,649	1,599	0	25,050	21,530
USX 30- 9-18	6.6	0.00000%	48.75000%	0	36,007	31,618	0	15,414	56,723	3,403	0	53,319	41,302
USX 5- 7- 1	11.3	0.00000%	48.75000%	0	88,867	78,034	0	38,042	139,993	8,400	0	131,593	90,871
USX 5-10- 2	11.4	0.00000%	48.75000%	0	94,630	83,095	0	40,509	135,493	8,130	0	127,364	86,758
USX 5-15- 3	12.8	0.00000%	48.75000%	0	81,029	71,152	0	34,686	127,646	7,659	0	119,987	76,690
USX 8- 6- 4	7.3	0.00000%	48.75000%	0	54,471	47,831	0	23,318	77,994	4,680	0	73,314	56,398
USX 8-11- 5	8.2	0.00000%	48.75000%	0	54,154	47,553	0	23,182	77,539	4,652	0	72,886	53,746
USX 8-14-39	5.4	0.00000%	46.73630%	0	36,453	32,009	0	14,960	50,038	3,002	0	47,036	38,117
USX 9- 6-20	7.3	0.00000%	48.75000%	0	46,203	40,571	0	19,778	66,154	3,969	0	62,185	47,152
USX 9- 7-21	23.1	0.00000%	48.75000%	0	318,759	279,903	0	136,452	456,407	27,384	0	429,022	236,384
USX 9-10-22	9.8	0.00000%	48.75000%	0	77,699	68,227	0	33,261	122,400	7,344	0	115,056	82,943
USX 9-15-23	7.0	0.00000%	48.75000%	0	40,856	35,875	0	17,489	64,360	3,862	0	60,499	46,426
USX 9-16-38	10.0	0.00000%	48.75000%	0	86,400	75,867	0	36,985	123,709	7,423	0	116,286	83,058
WEST 1- 1-24	2.8	0.00000%	52.81250%	0	11,875	10,428	0	5,507	20,266	1,216	0	19,050	16,886
WEST 1- 2-25	1.4	0.00000%	52.81250%	0	5,713	5,017	0	2,649	8,862	532	0	8,330	7,812
WEST 1- 6-39	8.0	0.00000%	52.81250%	0	45,340	39,813	0	21,026	70,328	4,220	0	66,109	48,705
WEST 1- 8-27	0.4	0.00000%	52.81250%	0	1,565	1,375	0	726	2,428	146	0	2,283	2,238
WEST 1- 9-28	0.0	0.00000%	52.81250%	0	0	0	0	0	0	0	0	0	0
WEST 11- 1-34	0.0	0.00000%	52.81250%	0	0	0	0	0	0	0	0	0	0
WEST 11- 2-35	3.6	0.00000%	52.81250%	0	15,746	13,826	0	7,302	24,424	1,465	0	22,958	19,660
WEST 11- 4-41	19.8	0.00000%	52.81250%	0	208,095	182,728	0	96,503	322,785	19,367	0	303,418	174,423
WEST 11- 5-42	14.8	0.00000%	52.81250%	0	111,390	97,812	0	51,657	172,782	10,367	0	162,415	100,414
WEST 11- 8-36	0.0	0.00000%	52.81250%	0	0	0	0	0	0	0	0	0	0
WEST 1-10-29	2.4	0.00000%	52.81250%	0	9,613	8,441	0	4,458	16,406	984	0	15,421	13,890
WEST 1-11-30	0.1	0.00000%	52.81250%	0	301	264	0	139	466	28	0	438	437
WEST 11-15-37	0.0	0.00000%	52.81250%	0	0	0	0	0	0	0	0	0	0
WEST 1-13-31	8.6	0.00000%	52.81250%	0	47,047	41,312	0	21,818	80,290	4,817	0	75,472	55,017
WEST 1-14-32	0.0	0.00000%	52.81250%	0	0	0	0	0	0	0	0	0	0
WEST 1-16-33	0.0	0.00000%	52.81250%	0	0	0	0	0	0	0	0	0	0
WEST 13- 1-15	5.7	0.00000%	52.81250%	0	23,921	21,005	0	11,093	40,824	2,449	0	38,374	30,365
WEST 13- 2-16	7.5	0.00000%	52.81250%	0	45,975	40,371	0	21,321	71,314	4,279	0	67,035	50,691
WEST 13- 4-17	2.5	0.00000%	52.81250%	0	13,317	11,694	0	6,176	20,657	1,239	0	19,418	17,522

RALPH E. DAVIS ASSOCIATES, INC. TEXAS REGISTERED FIRM F-1529	Page 9 of 11

BLACK WARRIOR TRUST 1994-1	RESERVES and REVENUES
TOTAL ROYALTY INTERESTS	AS OF DECEMBER 31, 2009
TOTAL PROVED RESERVES

				Gross Volumes			Net Volumes		Product	Production	Operating	Future Net Income
	Life	Working	Revenue	Oil	Wellhead Gas	Sales Gas	Oil	Sales Gas	Sales	Taxes	Expense	Undiscounted	Disc. @ 10%
Well Name & Number	Years	Interest	Interest	Bbls	Mcf	Mcf	Bbls	Mcf	$	$	$	$	$

WEST 13- 5- 3	0.0	0.00000%	52.81250%	0	0	0	0	0	0	0	0	0	0
WEST 13- 6- 1	0.0	0.00000%	52.81250%	0	0	0	0	0	0	0	0	0	0
WEST 13- 7-38	3.6	0.00000%	52.81250%	0	14,539	12,767	0	6,742	22,552	1,353	0	21,199	18,079
WEST 13- 8-14	7.7	0.00000%	52.81250%	0	41,563	36,497	0	19,275	64,471	3,868	0	60,602	44,977
WEST 13- 9- 9	4.6	0.00000%	52.81250%	0	21,155	18,576	0	9,810	32,814	1,969	0	30,845	25,428
WEST 13-11- 6	10.0	0.00000%	52.81250%	0	67,916	59,637	0	31,496	105,347	6,321	0	99,026	69,623
WEST 13-12- 4A	6.5	0.00000%	52.81250%	0	31,798	27,922	0	14,746	49,323	2,959	0	46,364	35,600
WEST 13-15-23	4.4	0.00000%	52.81250%	0	22,464	19,726	0	10,418	34,845	2,091	0	32,755	27,344
WEST 15- 1-51	9.1	0.00000%	54.84375%	0	52,222	45,856	0	25,149	84,120	5,047	0	79,072	56,509
WEST 15- 1-83	8.6	0.00000%	52.81250%	0	56,216	49,363	0	26,070	87,199	5,232	0	81,967	60,101
WEST 15- 2-52	0.7	0.00000%	52.81250%	0	2,472	2,171	0	1,147	3,835	230	0	3,605	3,494
WEST 15- 3-68	8.8	0.00000%	45.80470%	0	47,429	41,647	0	19,076	70,201	4,212	0	65,989	46,527
WEST 15- 3-84	15.4	0.00000%	52.81250%	0	121,239	106,460	0	56,224	188,058	11,284	0	176,775	107,948
WEST 15- 5-85	11.5	0.00000%	52.81250%	0	106,213	93,265	0	49,256	181,261	10,876	0	170,386	120,274
WEST 15- 6-53	0.0	0.00000%	52.81250%	0	0	0	0	0	0	0	0	0	0
WEST 15- 6-86	11.0	0.00000%	52.81250%	0	74,358	65,293	0	34,483	115,339	6,920	0	108,419	73,818
WEST 15- 8-55	6.1	0.00000%	52.81250%	0	40,634	35,680	0	18,844	63,029	3,782	0	59,247	47,387
WEST 15- 9-87	10.3	0.00000%	52.81250%	0	63,066	55,378	0	29,246	97,824	5,869	0	91,954	63,137
WEST 15-10-88	8.7	0.00000%	52.81250%	0	55,358	48,609	0	25,672	85,867	5,152	0	80,715	58,876
WEST 15-11-89	12.3	0.00000%	52.81250%	0	68,623	60,258	0	31,824	106,444	6,387	0	100,057	63,487
WEST 15-13-58	11.3	0.00000%	52.81250%	0	77,778	68,297	0	36,069	120,644	7,239	0	113,406	76,410
WEST 15-14-90A	11.3	0.00000%	52.81250%	0	78,422	68,862	0	36,368	121,643	7,299	0	114,345	77,271
WEST 15-16-91	6.6	0.00000%	52.81250%	0	43,224	37,955	0	20,045	73,766	4,426	0	69,340	54,944
WEST 17-12-20	0.0	0.00000%	52.81250%	0	0	0	0	0	0	0	0	0	0
WEST 17-13-21	14.8	0.00000%	52.81250%	0	106,042	93,116	0	49,177	164,487	9,869	0	154,617	94,881
WEST 19- 1-19	12.5	0.00000%	52.81250%	0	75,869	66,620	0	35,184	117,683	7,061	0	110,622	70,733
WEST 19- 2-10	0.0	0.00000%	52.81250%	0	0	0	0	0	0	0	0	0	0
WEST 19- 3- 7	0.0	0.00000%	52.81250%	0	0	0	0	0	0	0	0	0	0
WEST 19- 6-18	12.0	0.00000%	52.81250%	0	108,135	94,954	0	50,147	167,733	10,064	0	157,669	107,913
WEST 19- 7- 1	4.6	0.00000%	52.81250%	0	19,563	17,178	0	9,072	30,345	1,821	0	28,524	23,389
WEST 19- 8-12	14.8	0.00000%	52.81250%	0	129,360	113,591	0	59,990	200,655	12,039	0	188,616	118,897
WEST 19-11-13	30.1	0.00000%	52.81250%	0	263,671	231,529	0	122,276	408,991	24,539	0	384,451	169,946
WEST 19-12-11	22.0	0.00000%	52.81250%	0	259,106	227,521	0	120,159	401,910	24,115	0	377,795	210,575
WEST 21- 8-71	0.0	0.00000%	52.81250%	0	0	0	0	0	0	0	0	0	0
WEST 23- 3-93	13.8	0.00000%	53.40400%	0	134,618	118,208	0	63,128	211,150	12,669	0	198,481	131,246
WEST 23- 5-94	1.7	0.00000%	53.40400%	0	6,801	5,972	0	3,189	11,737	704	0	11,033	10,270
WEST 23- 6-95	9.7	0.00000%	55.13947%	0	47,983	42,134	0	23,233	85,496	5,130	0	80,366	55,946
WEST 23- 7-96	6.5	0.00000%	53.40400%	0	34,844	30,596	0	16,340	60,130	3,608	0	56,522	44,266
WEST 23- 8-92	9.3	0.00000%	41.72187%	0	80,608	70,782	0	29,532	98,777	5,927	0	92,851	66,544
WEST 27- 1-59	15.3	0.00000%	52.81250%	0	87,782	77,081	0	40,708	136,162	8,170	0	127,992	74,192
WEST 27- 2-60	7.7	0.00000%	52.81250%	0	41,043	36,040	0	19,033	63,663	3,820	0	59,844	44,371
WEST 27- 2-97	20.3	0.00000%	53.40400%	0	184,923	162,380	0	86,718	290,054	17,403	0	272,650	151,074
WEST 27- 4-62	9.9	0.00000%	52.81250%	0	50,797	44,605	0	23,557	78,794	4,728	0	74,066	50,390
WEST 27- 4-98	14.2	0.00000%	53.40400%	0	98,118	86,157	0	46,011	169,322	10,159	0	159,162	100,768
WEST 27- 5-65	12.3	0.00000%	52.81250%	0	59,006	51,813	0	27,364	100,699	6,042	0	94,657	59,759
WEST 27- 5-99	10.1	0.00000%	53.40400%	0	64,586	56,713	0	30,287	111,457	6,687	0	104,769	74,093
WEST 27- 7-100	22.4	0.00000%	53.40400%	0	226,114	198,550	0	106,034	354,662	21,280	0	333,382	179,354
WEST 27- 8-101	13.4	0.00000%	53.40400%	0	154,848	135,972	0	72,615	242,882	14,573	0	228,309	155,277
WEST 27-11-102	13.0	0.00000%	53.87200%	0	102,776	90,248	0	48,618	162,619	9,757	0	152,862	100,266
WEST 27-13-103	9.9	0.00000%	53.40400%	0	62,326	54,728	0	29,227	97,759	5,866	0	91,893	64,253

RALPH E. DAVIS ASSOCIATES, INC. TEXAS REGISTERED FIRM F-1529	Page 10 of 11

BLACK WARRIOR TRUST 1994-1	RESERVES and REVENUES
TOTAL ROYALTY INTERESTS	AS OF DECEMBER 31, 2009
TOTAL PROVED RESERVES

				Gross Volumes			Net Volumes		Product	Production	Operating	Future Net Income
	Life	Working	Revenue	Oil	Wellhead Gas	Sales Gas	Oil	Sales Gas	Sales	Taxes	Expense	Undiscounted	Disc. @ 10%
Well Name & Number	Years	Interest	Interest	Bbls	Mcf	Mcf	Bbls	Mcf	$	$	$	$	$

WEST 27-14-104	14.8	0.00000%	53.40400%	0	126,784	111,329	0	59,454	198,862	11,932	0	186,930	117,834
WEST 3- 2-44	4.9	0.00000%	53.17812%	0	23,332	20,488	0	10,895	36,442	2,187	0	34,256	27,927
WEST 3- 3-22	9.3	0.00000%	52.81250%	0	51,829	45,511	0	24,036	80,395	4,824	0	75,571	53,045
WEST 3- 4-45	0.0	0.00000%	52.81250%	0	0	0	0	0	0	0	0	0	0
WEST 3- 8-48	13.3	0.00000%	52.81250%	0	84,815	74,476	0	39,332	131,559	7,894	0	123,666	77,909
WEST 31- 5-82	6.0	0.00000%	53.87200%	0	29,407	25,822	0	13,911	46,529	2,792	0	43,737	34,270
WEST 3-10-49	5.3	0.00000%	53.17812%	0	27,420	24,077	0	12,804	42,827	2,570	0	40,257	32,466
WEST 3-12-67	18.7	0.00000%	52.81250%	0	156,633	137,539	0	72,638	267,307	16,038	0	251,269	145,669
WEST 3-13-50	18.6	0.00000%	54.84375%	0	124,352	109,193	0	59,886	200,306	12,018	0	188,287	103,394
WEST 33- 2-112	4.8	0.00000%	52.81250%	0	25,346	22,257	0	11,754	39,316	2,359	0	36,957	30,546
WEST 33- 3-120	3.5	0.00000%	52.81250%	0	15,055	13,220	0	6,982	25,693	1,542	0	24,152	20,863
WEST 33- 6-114	9.3	0.00000%	52.81250%	0	56,988	50,042	0	26,428	88,397	5,304	0	83,093	58,987
WEST 33- 8-115	8.2	0.00000%	52.81250%	0	51,876	45,552	0	24,057	88,531	5,312	0	83,219	62,438
WEST 33-10-116	12.8	0.00000%	52.81250%	0	97,685	85,777	0	45,301	151,523	9,091	0	142,432	93,198
WEST 33-16-119	15.6	0.00000%	54.84375%	0	110,316	96,868	0	53,126	177,696	10,662	0	167,035	100,549
WEST 35- 2-105	10.8	0.00000%	53.40400%	0	80,864	71,007	0	37,920	126,837	7,610	0	119,226	82,995
WEST 35- 4-106	12.4	0.00000%	38.92440%	0	79,629	69,922	0	27,217	100,157	6,009	0	94,148	61,318
WEST 35- 6-107	9.3	0.00000%	53.40400%	0	56,340	49,472	0	26,420	88,371	5,302	0	83,068	58,969
WEST 35- 8-108	13.8	0.00000%	53.40400%	0	83,454	73,281	0	39,135	144,016	8,641	0	135,375	84,749
WEST 35- 9-109	15.8	0.00000%	53.40400%	0	109,820	96,433	0	51,499	189,516	11,371	0	178,145	108,047
WEST 35-10-110	7.2	0.00000%	53.40400%	0	37,949	33,323	0	17,796	59,523	3,571	0	55,952	42,269
WEST 35-14-111	26.9	0.00000%	53.40400%	0	148,587	130,474	0	69,678	256,416	15,385	0	241,031	104,563
WEST 7- 2-74	6.0	0.00000%	52.81250%	0	31,088	27,298	0	14,417	48,222	2,893	0	45,328	35,653
WEST 7- 3-75	15.3	0.00000%	52.81250%	0	91,633	80,463	0	42,495	142,136	8,528	0	133,608	78,329
WEST 7- 6-76	8.0	0.00000%	52.81250%	0	52,655	46,236	0	24,419	81,675	4,901	0	76,775	57,460
WEST 7- 8-77	5.2	0.00000%	52.81250%	0	26,213	23,018	0	12,156	40,660	2,440	0	38,221	30,986
WEST 7-11-78	6.3	0.00000%	52.81250%	0	30,695	26,953	0	14,235	47,612	2,857	0	44,756	34,698
WEST 7-12-79	6.4	0.00000%	52.81250%	0	32,755	28,762	0	15,190	55,900	3,354	0	52,546	41,041
WEST 7-13-80	4.5	0.00000%	52.81250%	0	22,506	19,763	0	10,437	34,910	2,095	0	32,816	27,280
WEST 7-15-81	4.6	0.00000%	52.81250%	0	23,858	20,950	0	11,064	37,007	2,220	0	34,787	28,901
WEYERHAEUSER 5-15- 2	8.9	0.00000%	55.25000%	0	80,792	70,944	0	39,196	131,104	7,866	0	123,238	92,752
WEYERHAEUSER 5-16- 1	12.0	0.00000%	55.25000%	0	84,461	74,165	0	40,976	137,058	8,223	0	128,834	86,080

TOTAL ALL PROPERTIES				0	33,429,281	29,354,253	0	157,495,503	55,145,422	3,308,725	0	51,836,703	32,525,078

RALPH E. DAVIS ASSOCIATES, INC. TEXAS REGISTERED FIRM F-1529	Page 11 of 11